UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21528

Cypress Creek Private Strategies Registered Fund, L.P.

(Exact name of registrant as specified in charter)

712 W. 34th Street, Suite 201, Austin, TX 78705

(Address of principal executive offices) (Zip code)

With a copy to:
William Prather III	George J. Zornada
Cypress Creek Private Strategies Registered Fund, L.P.	K & L Gates LLP
712 W. 34th Street, Suite 201	1 Congress Street, Suite 2900
Austin, TX 78705	Boston, MA 02114
(Name and address of agent for service)	(617) 261-3231

Registrant’s telephone number, including area code: (512) 660-5146

Date of fiscal year end: 3/31/25

Date of reporting period: 3/31/25

Item 1. Reports to Stockholders.

(a)

Cypress Creek
PARTNERS

Annual Report

March 31, 2025

Management Discussion of Fund Performance (Unaudited)

Economic and Market Conditions

The year began with a broadly constructive economic outlook: global growth was expected to remain stable, and inflation, while elevated, was on a downward path. This narrative shifted sharply following the U.S. “Liberation Day” announcement on April 2nd, which introduced sweeping global tariffs. The immediate and pronounced reaction across global equity, U.S. Treasury, and global currency markets highlighted the potential disruption to global trade and economic stability. While many of the proposed tariffs are currently paused pending trade negotiations, their scope and timing have introduced significant uncertainty into the economic outlook for the year and beyond. As the U.S. works to redefine key trade relationships, the risk of policy missteps remains elevated. “Liberation Day” tariffs, functioning effectively as a consumption tax on U.S. households, have significant implications for both domestic demand the broader global economic landscape, given the degree of integration in supply chains and financial markets. Despite these macroeconomic headwinds, Cypress Creek Partners remains confident in the resilience of the Fund’s investment strategy. Our focus on creating a diversified and all-weather portfolio across private equity and private real assets is designed to perform through shifting economic regimes. We continue to believe our disciplined, long-term approach positions the Fund to deliver consistent, strong returns amid uncertainty and structural change.1

As it relates to Cypress Creek Partners’ private markets strategy, the Fund’s focus on targeting smaller and less established managers continues to benefit from persistent and acute capital scarcity within this segment. The challenges facing emerging managers extended throughout 2024 and into 2025. According to PitchBook, first-time private equity funds raised an estimated $92 billion in 2024, representing a decline of 20% from 2023 and 40% below the peak in 2017. Moreover, an unprecedented 87% of total private equity fundraising in 2024 was concentrated among experienced sponsors (i.e., firms with four or more prior funds), which is well above the ten-year historical average of 76%. The Fund’s strategy specifically targets those managers most affected by this trend, or those that have raised three or fewer funds, who typically target assets in the highly fragmented lower middle market. Fundraising among these less established firms declined by 41% in 2024, underscoring the continued capital scarcity we have previously highlighted to investors. This trend was even more pronounced within private real assets (excluding real estate), where fundraising activity was particularly weak, with only $9Bn raised during 2024, representing a 79% year-over-year decline. This pronounced capital dislocation, especially within a core pillar of the Fund’s strategy, presents a compelling opportunity. Cypress Creek is well-positioned to deploy capital alongside less established managers operating in sectors marked by fragmentation and undercapitalization, conditions that are historically conducive to value creation through both asset consolidation and operational transformation. The Fund’s differentiated approach to private real assets complements its traditional private equity exposure by offering distinct and less correlated performance. As a result, Cypress Creek remains excited about the Fund’s current opportunity set in private markets and is well-positioned to play offense during this period of constrained capital availability.2

Fund Portfolio Transition

During fiscal year 2025 ended March 31, 2025, Cypress Creek made three new Private Investment (“PI”) portfolio commitments (two in Private Equity and one in Real Assets). Since taking over management of the Fund in 2021, we have made significant progress in repositioning the PI portfolio to align with Cypress Creek’s unique approach alongside less established managers and operators. As of March 31, 2025, 62% of the Fund’s PI NAV and 74% of the Fund’s PI total exposure (NAV plus unfunded commitments) is alongside Cypress Creek Core Managers, up from 47% and 56%, respectively year-over-year. The Core Managers in the PI portfolio, which is the focus of Cypress Creek’s investment strategy, have made a meaningful contribution to the Fund’s overall performance, generating a 19.5%/17.9% (gross/net) annualized return, since March 1, 2021, and for the twelve-month period ending March 31, 2025, 12.6%/11.0% (gross/net) return.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Fund Performance

For the twelve-month period ending March 31, 2025, Cypress Creek Private Strategies Master Fund, L.P. (the “Fund”), returned 7.6% net of fees and expenses, outperforming the 7.2% return of its public equity based primary benchmark, the MSCI All Country World Total Return Index (the “MSCI ACWI”). The Private Investment (“PI”) portfolio, the focus of the Cypress Creek investment strategy, comprised of Private Equity and Private Real Assets, returned 10.1%/8.4% (gross/net) for the trailing twelve-months ending March 31, 2025, with the Core Managers returning 12.6%/11.0% (gross/net) and the non-core returning 6.1%/4.5% (gross/net). The PI portfolio allocation represents approximately 87% of the Master Fund’s net assets with Core Managers representing 54.1% of the portfolio.

Private Equity

The Private Equity sub-portfolio delivered a 9.6%/7.9% (gross/net) return for the trailing twelve-month period ending March 31, 2025, with the Core Managers returning 9.0%/7.3% (gross/net) and the non-core returning 9.7%/8.1% (gross/net). Private Equity represents 72.1% of the Fund’s total PI portfolio (54% Core Managers), which is overweight relative to a long-term target of 60%. Over the last twelve months, Buyout investments generated a 6.0%/4.3% (gross/net) return, Venture Capital investments generated a 25.1%/23.4% (gross/net) return, Growth Equity investments generated a 20.6%/18.9% (gross/net) return and Debt & Other Categories generated a (5.7%)/(7.4%) (gross/net) return. Within Growth Equity, an investment alongside a first-time fund manager focused on U.S. enterprise software and technology-enabled services business as well as an associated ownership stake in the manager’s business (i.e., GP stake) was the standout performer among the underlying contributors. The long-term portfolio construction excludes Venture Capital, which remains an overweight position in the portfolio due to legacy commitments made as part of the pre-Cypress Creek management of the portfolio.

Private Real Assets

The Private Real Assets sub-portfolio delivered an 11.4%/9.8% (gross/net) return for the trailing twelve-month period ending March 31, 2025, with the Core Managers returning 18.6%/16.9% (gross/net) and the non-core returning (14.3%)/(16.0%) (gross/net). The Private Real Assets allocation represents 27.9% of the Fund’s total PI portfolio (83.5% Core Managers), which is underweight relative to a long-term target of 40%. Infrastructure and Natural Resources, which represent the two go-forward Cypress Creek strategies within this portfolio, contributed positively to overall sub-portfolio returns during the fiscal year. Infrastructure returned 13.0%/11.3% (gross/net) and Natural Resources returned 18.2%/16.5% (gross/net) over the period, while Real Estate, which will not be a part of the go-forward Cypress Creek Private Real Assets strategy, returned (27.1%)/(28.8%) (gross/net). Both Infrastructure and Natural Resources are expected to increase as a percentage of the total Private Real Assets sub-portfolio as legacy commitments to real estate liquidate. Core Managers in the niche infrastructure sector — namely an investment alongside a first-time fund manager focused on the aggregation and professionalization of U.S. boat marinas as well as an associated GP stake in the manager’s business were the strongest performers within the Private Real Assets sub-portfolio, contributing positively to the overall Fund return.

Cash Management

The Fund’s Cash Management (“CM”) portfolio, comprised of cash, hedge funds, and liquid securities, returned 4.8%/3.1% (gross/net) for the trailing twelve-month period ending March 31, 2025, with the Core holdings returning 3.3%/1.6% (gross/net) and non-core holdings returning 23.4/21.7% (gross/net). The CM portfolio allocation represents 17.2% of the Master Fund’s total net assets (95% Core holdings). As discussed at the outset of fiscal year 2025, Cypress Creek made the strategic decision to actively reposition the CM portfolio by redeeming from all historical Core Managers and transition the Fund’s liquidity portfolio to short-term fixed income via a U.S. government money

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

market fund. As a reminder, this decision was made to concentrate the Fund’s active risk solely within the PI portfolio and reduce the Fund’s overall portfolio complexity. Full redemption proceeds from all four historical Core Managers have now been received as of March 31, 2025, and Cypress Creek is pleased to report the successful transition of the CM to investors. As of March 31, 2025, the CM portfolio was comprised of 95% short-term fixed income holdings and 5.0% liquidating non-core holdings. Despite the clear success and strong performance of the Core Managers in the CM Portfolio, Cypress Creek believes that its decision to reposition the CM portfolio better serves the Fund by maintaining a level of risk and volatility that is representative of a stable value mandate, as the primary role of the CM portfolio is to serve as a liquidity provider for Cypress Creek’s core PI strategy.

Conclusion

We continue to have strong convictions around the execution of our strategy in the global private investment market. Through the execution of this strategy, we seek to source from the market bespoke opportunities alongside less established managers and operating teams with highly specialized experience and investment strategies that we believe have the potential to deliver strong cross-cycle, risk-adjusted returns.3

We remain grateful for your support and are firmly committed to achieving the Master Fund’s objective, which is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Performance (net)

Fund Performance Details

Portfolio Manager: William P. Prather III

% Average Annual Total Returns	Inception Date	1-year	5-year	10-year
Cypress Creek Private Strategies Registered Fund, L.P.	4/1/2004	6.6%	6.3%	3.3%
MSCI All World Country Index		7.2%	15.2%	8.8%
	CCPS Registered Fund (Net)
Returns - TWR	1-year	3-year	5-year	SI CCP
Portfolio	6.6%	3.1%	6.3%	4.1%
Core	7.8%	7.2%	7.0%	8.2%
Non-Core	4.1%	-1.5%	3.4%	0.3%

Private Investments	7.5%	3.9%	8.2%	5.3%
Core	10.0%	10.7%	12.8%	16.8%
Non-Core	3.5%	-1.3%	4.7%	1.2%

Private Equity	6.9%	3.3%	9.5%	4.4%
Core	6.3%	10.9%	15.5%	19.1%
Non-Core	7.1%	-0.1%	7.1%	1.9%

Buyout	3.3%	9.7%	15.7%	17.8%
Growth	17.9%	1.1%	5.4%	-3.6%
Venture Capital	22.5%	-1.0%	9.6%	-0.2%
Debt & Other	-8.4%	-3.3%	0.2%	-0.8%

Real Assets	8.8%	5.1%	3.3%	6.7%
Core	15.9%	10.3%	8.6%	8.5%
Non-Core	-17.0%	-9.2%	-5.0%	-4.0%

Natural Resources	15.5%	6.1%	5.3%	9.9%
Infrastructure	10.4%	10.6%	4.2%	6.7%
Real Estate	-29.8%	-18.4%	-11.6%	-12.1%

Cash Management	2.2%	-0.2%	0.0%	-0.7%
Core	0.6%	0.4%	2.1%	2.0%
Non-Core	20.8%	-2.7%	-4.8%	-6.3%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Registered Fund for the period indicated. For comparison, the graph also includes the change in value of the same hypothetical investment in the MSCI ACWI.

This graph shows the gross change in value of a hypothetical investment of $10,000 in the Core Private Investments Portfolio of the Master Fund for the period indicated. For comparison, the graph also includes the gross change in value of the same hypothetical investment in the Non-Core Private Investments Portfolio.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Fund Profile4

Asset Class Allocation	% of 3/31/25 Gross NAV	Geographic Allocation	% of 3/31/25 PI NAV
Private Equity	59.7%	Asia	3.7%
Real Assets	23.1%	Europe	3.9%
Cash Management	17.2%	Global	19.4%
		North America	72.6%
		Rest of World	0.5%
Structure	% of 3/31/25 PI NAV
Co-invest	21.2%
Direct	11.9%
Fund	66.9%

Investment Objective, Principal Strategies, and Principal Risks

Investment Objective & Principal Strategies

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund attempts to achieve this objective through investments primarily in private assets globally. To achieve its objective, the Master Fund provides its Partners, through the Master Fund, with access to high quality private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund generally pursues its investment objective by allocating assets to Investments, which include primary and secondary subscriptions or commitments to private partnerships managed by investment managers as well as direct investments in the equity or debt of a private or public companies (“Direct Platforms”) (collectively, “Investments”). The Master Fund may seek to hedge all or a portion of the Master Fund’s foreign currency, interest rate, or other risks. Depending on market conditions and the views of the Adviser, the Master Fund may or may not hedge all or a portion of its currency, interest rate, or other exposures.

The Master Fund’s Investments fall within two principal strategies: Private Investments and Cash Management. Private Investments strategies employed include (i) Private Equity and (ii) Real Assets. Cash Management strategies employed include (i) Cash and Cash Equivalents, (ii) Hedge Funds, and (iii) Other Liquid Strategies.

Private Investments

Private Equity. Private equity Investments seeks to generate capital appreciation, particularly during periods of rising economic growth, through investments in private companies seeking capital across various strategies, primarily buyout, growth equity, private debt, and venture capital.

Real Assets. Real asset investments seek to generate capital appreciation, particularly in times of rising inflation, through assets which are generally tangible in nature, and provide explicit or implicit cash flow visibility along with some level of inflation protection. The definition of ‘Real Assets’ varies across industries but typically includes infrastructure, natural resources, and real estate.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Cash Management

Cash and Cash Equivalents. Fund assets which are cash or can be readily converted into cash, including bank accounts and marketable securities (debt securities with maturities of less than 90 days, such as commercial paper), U.S. Treasury bills, and short-term government bonds with a maturity date of three months or less, among others.

Hedge Funds. Predominantly liquid alternative investments using pooled funds which employ different strategies to generate attractive returns either on an absolute basis or over a specified benchmark. Hedge funds may be actively managed or make use of derivatives and leverage in both domestic and international markets. The Master Fund will selectively invest in Hedge Funds across event driven, global macro, and relative value strategies.

Other Liquid Securities. Entails Investments in a variety of liquid, listed equity, and fixed income strategies, either held directly or through a pooled vehicle. These Investments will typically be held as long-only positions where the Adviser believes there is an opportunity for capital appreciation. These securities have more inherent volatility than other positions in the Cash Management portfolio and may include equities, bonds, commodities, currencies, and exchange-traded funds.

Principal Risks

Broad Investment Mandate

The investment strategy of the Master Fund is opportunistic in nature and covers a broad range of asset classes and geographic regions. A purchaser of Interests must rely upon the ability of the Adviser to identify, structure, and implement investments consistent with the Master Fund’s overall investment objective and policies at such times as they determine. Without limiting the foregoing, the Master Fund may make investments throughout the capital structure, such as mezzanine securities, senior secured debt, bank debt, unsecured debt, convertible bonds, and preferred and common stock and across numerous asset classes such as public equity, structured equity, minority private equity, venture capital, commodities, real estate, natural resources, infrastructure, hybrid derivative instruments, litigation finance, and credit. It is expected that, in light of the Master Fund’s investment objective, the Master Fund will often make equity, credit, and/or debt investments which, from time to time, may involve serving on governance-related committees or in similar positions which involve control or influence over the underlying entity in which the Master Fund invests. Additionally, the Master Fund will be permitted to invest (and may actually invest) in any number of companies operating in a wide range of industries, geography and/or activities.

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Master Fund. The Master Fund currently has other investors that are feeder funds managed by the Adviser or its affiliates, and it may have additional investors in the future. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Master Fund over the operations of the Master Fund. If the Master Fund conducts repurchase offers, and if other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Master Fund’s expense ratio to increase to the extent contributions to the Master Fund does not offset the cash outflows.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Risk Allocations

The Adviser has broad discretion to make allocations to Investments executing different strategies and other than limitations on illiquid investments is not constrained with respect to the allocation to individual strategies or asset classes. There is no assurance that its decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investments, including notice periods and limited subscription and redemption dates, the ability of the Investments to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investments. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investments. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocation to the asset classes from a risk/reward perspective may not reflect the Adviser’s intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Master Fund and the Master Fund.

Dependence on the Adviser and the Investment Managers

The Adviser invests certain assets of the Master Fund into Investments managed by the investment managers, and the Adviser has the sole authority and responsibility for the selection of the investment managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund and the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

Limited Liquidity; Closed-end Fund & Master Fund

The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in the Master Fund if you need a liquid investment. The Master Fund invests substantially all of its investable assets in the Master Fund, which is an illiquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Master Fund, may invest all or substantially all of its assets in illiquid investments (as is the Master Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Investments, which generally are illiquid.

An investment in the Master Fund provides limited liquidity since the Interests are not freely transferable and Partners may not cause the Master Fund to redeem their Interests. The Master Fund may offer to repurchase Interests from the Partners. Distributions of proceeds upon the repurchase of a Partner’s Interests may be subject to restrictions imposed upon withdrawals under the terms of the Investments or, in the event that the Master Fund and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Master Fund’s assets are invested. An investment in the Master Fund is suitable only for certain sophisticated investors that do not need liquidity.

If the Master Fund conducts repurchase offers, and if a significant number of Partners sought to have their Interests repurchased at the same time, the illiquidity that results from the Master Fund’s significant investment in long-term investments, which ordinarily cannot be liquidated without significant discount, if at all, may prevent the Master Fund from repurchasing more than a specified amount of Interests.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Payment for repurchased Interests of the Master Fund may require the Master Fund to liquidate all or a portion of one or more of the Investments earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. In addition, to the extent that the Master Fund ever were to repurchase significant amounts of Interests, the illiquidity of the remaining portfolio would increase, a factor that the Board would consider when determining the amount of Interests to repurchase. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests. In the event the Master Fund ever winds down investment operations and terminate, the Master Fund would be unable to offer to repurchase all Interests immediately and Partners would receive the value of their Interests over time as the Master Fund liquidated its assets, which could require a significant period to realize certain illiquid assets.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer. Although the Adviser follows a general policy of seeking to diversify the Master Fund’s capital among multiple investment funds, the Adviser may depart from such policy from time to time and one or more investment funds may be allocated a relatively large percentage of the Master Fund’s assets. The Master Fund will limit the percentage of assets held of any one investment fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Master Fund. As a consequence of a large investment in a particular investment fund, losses suffered by such an investment fund could result in a higher reduction in the Master Fund’s capital than if such capital had been more proportionately allocated among a larger number of investment funds.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment’s investment activities will be successful or that the Partners will not suffer losses.

Limited Operating History of Investments

Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment will be limited. Moreover, even to the extent an Investment has a longer operating history, the past investment performance of any of the Investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Master Fund, may not be indicative of the results that the Master Fund achieves.

The Master Fund may invest a portion of its assets in the securities of less established companies. Investments in such early-stage companies may involve greater risks than generally are associated with investments in more established companies. To the extent there is any public market for the securities held by the Master Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Master Fund’s other investments, and any such Investments should be considered highly speculative and may result in the loss of the Master Fund’s entire investment therein.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Unspecified Investments; Dependence on the Adviser

The Adviser has complete discretion to select the Investments as opportunities arise. The Master Fund, and, accordingly, Partners, must rely upon the ability of the Adviser to identify and implement Investments consistent with the Master Fund’s investment objective. Partners will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Investments, and all other investment decisions for the Master Fund. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund. Partners will have no right or power to participate in the management or control of the Master Fund or the Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Effective March 1, 2021, the Investment team managing the Master Fund changed as a result of an acquisition of the Adviser to the Master Fund by Cypress Creek Partners (and/or an affiliate thereof). The current Portfolio Manager of the Master Fund is William P. Prather III. Mr. Prather has been responsible for the management of the Master Fund since March 1, 2021. He previously served as the Head of Natural Resources and Infrastructure portfolio at the University of Texas/Texas A&M Investment Management Company (“UTIMCO”), and prior to that was a portfolio manager at BlackRock Inc.

Endnotes and Additional Disclosures

General

The views expressed in this letter are those of the Portfolio Manager and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Cypress Creek Partners and the Master Fund disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Cypress Creek Partners fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements”. The Master Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund Interests, the continuation of investment advisory, administrative, and service contracts, and other risks discussed from time to time in the Master Fund’s filings with the United States Securities and Exchange Commission.

This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Master Fund or an authorized intermediary acting on behalf of the Master Fund has a pre-existing substantive relationship. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Performance figures shown for periods less than one year are cumulative (not annualized). Historical performance track record for the Fund prior to March 1, 2021, was achieved by the adviser and its then investment management team.

The Master Fund Profile is subject to change due to active management employed by the Adviser.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Index Definitions

MSCI All Country World Index (“ACWI”). The MSCI ACWI is a global equity index designed to represent the performance of the full opportunity set of large- and mid-cap companies across 23 developed markets and 24 emerging markets countries. With 2,558 constituents, and an average market capitalization of $29.9 billion (median market capitalization of $8.1 billion), the index covers approximately 85% of the global investable equity opportunity set. This index is calculated on a net USD total return-basis, which reflects the re-investment of dividends, interest, and other income converted to USD and after the deduction of withholding taxes5.

Footnotes

1 “World Economic Outlook, April 2025: A Critical Juncture amid Policy Shifts.” IMF, 22 Apr. 2025.

2 “2024 Annual Global Private Market Fundraising Report” | Pitchbook, 4 Mar. 2025.

3 Cypress Creek defines the referenced terms as follows: Private Investments includes Private Equity, Real Assets and Private Debt sub-portfolios. Private Equity includes private investment strategies such as buyouts, growth equity, and venture capital, among others. Real Assets represents private investment strategies such as infrastructure, natural resources (e.g., agriculture/farmland, energy, metals, and mining, etc.), and real estate. Cash Management includes hedge funds including event driven, global macro, and relative value strategies, long-only liquid strategies, liquid securities, and cash. Anchor Partnership refers to an approach in which Cypress Creek will serve as an early and meaningful investor for new or developing managers. In addition to capital investments, Cypress Creek works consultatively with the target managers to actively contribute to their growth, collaborating in key functional areas that include but are not limited to compliance, reporting, asset allocation, risk management, and capital raising. As a result of these long-term, strategic relationships, Cypress Creek may benefit from advantaged economics and allocation/access rights. Core Managers represent managers and related investments where Cypress Creek expects to maintain an active ongoing investment relationship and the Investment Committee has approved of the manager. New/developing fund managers are managers raising their first-time private investment fund or up to a potential fourth fund. Lower-middle market private investing is focused on managers with a target capacity below $1 billion, which generally implies equity tickets in individual transactions of below $100 million, subject to variation.

4 Geographic Allocation and Structure figures are illustrative of the Private Investments portfolio-only

5 As of April 2025

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Report of Independent Registered Public Accounting Firm

To the Partners and the Board of Directors of
Cypress Creek Private Strategies Registered Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Cypress Creek Private Strategies Registered Fund, L.P. (the Fund) as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the years ended March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in partners’ capital for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2020, for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 26, 2021.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Cypress Creek Partners investment companies since 2021.

Chicago, Illinois
May 30, 2025

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Statement of Assets, Liabilities and Partners’ Capital
March 31, 2025

Assets
Investment in the Master Fund, at fair value	$86,772,207
Total assets	86,772,207
Liabilities and Partners’ Capital
Servicing Fees payable	50,565
Administration fees payable	4,875
Accounts payable and accrued expenses	84,712
Total liabilities	140,152
Partners’ capital	86,632,055
Total liabilities and partners’ capital	$86,772,207

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Statement of Operations
Year Ended March 31, 2025

Net investment income allocated from the Master Fund
Interest income	$1,057,675
Dividend income (net of foreign tax withholding)	838,448
Expenses	(1,533,590)
Net investment income allocated from the Master Fund	362,533
Expenses of the Registered Fund
Servicing Fees	587,942
Professional fees	121,579
Administration fees	19,500
Other expenses	43,423
Total expenses of the Registered Fund	772,444
Net investment loss of the Registered Fund	(409,911)
Net realized and unrealized gain (loss) from investments and foreign currency allocated from the Master Fund
Net realized gain (loss) from investments and foreign currency transactions	5,121,907
Change in unrealized appreciation/depreciation from investments and foreign currency translations	688,569
Net realized and unrealized gain (loss) from investments and foreign currency allocated from the Master Fund	5,810,476
Net increase in partners’ capital resulting from operations	$5,400,565

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Statements of Changes in Partners’ Capital

	Year Ended March 31, 2025	Year Ended March 31, 2024
Increase (decrease) in partners’ capital from operations
Investment loss – net	$(409,911)	$(1,624,964)
Net realized gain from investments and foreign currency	5,121,907	2,827,313
Unrealized appreciation from investments and foreign currency	688,569	5,015,978
Contributions	1,105,764	1,069,983
Withdrawals	(2,142,697)	(1,936,480)
Total increase	4,363,632	5,351,830
Net assets
Beginning of Year	82,268,423	76,916,593
End of Year	$86,632,055	$82,268,423

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Statement of Cash Flows
Year Ended March 31, 2025

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$5,400,565
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities
Net realized and unrealized (gain)/loss from investments and foreign currency allocated from the Master Fund	(5,810,476)
Net investment (gain)/loss allocated from the Master Fund	(362,533)
Withdrawals from the Master Fund	1,864,846
Change in operating assets and liabilities
Servicing Fees payable	(43,059)
Administration fees payable	4,875
Accounts payable and accrued expenses	(17,285)
Net cash provided by operating activities	1,036,933
Cash flows from financing activities
Withdrawals	(1,036,933)
Net cash used in financing activities	(1,036,933)
Net change in cash and cash equivalents	—
Cash and cash equivilents
Beginning of year	—
End of year	$—
Supplemental schedule of non-cash financing activities
Distribution reinvestment	$1,105,764

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements
March 31, 2025

1.     Organization

The Cypress Creek Private Strategies Registered Fund, L.P. (the “Registered Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on March 10, 2004, as a non-diversified, closed-end management investment company. The Registered Fund was created to serve as a feeder fund for the Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund generally pursues the investment objective by allocating assets to investments, which include primary and secondary subscriptions or commitments to private partnerships managed by third-party investment managers (“Investment Managers”), as well as direct investments in the equity or debt of private or public companies (“Direct Platforms”). The Master Fund’s financial statements, Schedule of Investments, and notes to the financial statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on March 31, 2025, was 36.04%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Registered Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers, and authority to, among others, the officers of the Registered Fund, the Adviser (as hereinafter defined), or any committee of the Board. The General Partner has X% capital interest in the Registered Fund.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. d/b/a Cypress Creek Partners (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Registered Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

2.     Summary of Significant Accounting Policies

Basis of Presentation

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Registered Fund and the results of its operations. The Registered Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

Segment Reporting

During this reporting period, the Registered Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted the disclosures on financial statements only and did not affect the Registered Fund’s financial position or the results of the Registered Fund’s operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Registered Fund’s Adviser acts as the Registered Fund’s CODM. The Registered Fund represents a single operating segment, as the CODM monitors the operating results of the Registered Fund as a whole and the Registered Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its defined investment strategy which is executed by the Registered Fund’s portfolio managers. The financial information in the form of the Registered Fund’s portfolio composition via its investment in the Master Fund, the Registered Fund’s total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Registered Fund’s comparative benchmarks and to make resource allocation decisions for the Registered Fund’s single segment, is consistent with the information presented within the Registered Fund’s financial statements and the financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Use of Estimates

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

Cash and Cash Equivalents

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

Investment Transactions and Related Investment Income

The Registered Fund records monthly its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

The Registered Fund records investment transactions on a trade-date basis.

Investments that are held by the Registered Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Investment Valuation

The valuation of the Registered Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Registered Fund’s investments is calculated by UMB Fund Services, Inc., the Registered Fund’s independent administrator (the “Administrator”).

The Board is responsible for overseeing the Registered Fund’s valuation policies, making recommendations to the Adviser on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has delegated day-to-day management of the valuation process to the Adviser as the appointed Valuation Designee, which has established a valuation committee (the “Adviser Valuation Committee”) to carry out this function. The Valuation Designee is subject to the oversight of the Board. The Valuation Designee is responsible for assessing and managing key valuation risk, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Adviser or the Administrator.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Registered Fund’s proportional share of the Master Fund’s partners’ capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to financial statements, included in this report.

Investment Income

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Registered Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax years, and for all major jurisdictions, management of the Registered Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Registered Fund upon challenge by the applicable tax

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2025, the Registered Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions, or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

3.     Fair Value Measurements

The Registered Fund records its investment in the Master Fund at fair value. Investments of the Master Fund are recorded at fair value discussed further in the Master Fund’s notes to financial statements, included in this report.

4.     Partners’ Capital

Issuance of Interests

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement. The Registered Fund reserves the right to reject any applications for subscription of Interests.

Allocation of Profits and Losses

For each fiscal period net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Registered Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

Distribution Reinvestment Program

Pursuant to the Fund’s distribution reinvestment plan (the “DRP”), all distributions paid to a partner will be automatically reinvested and retained as part of the partner’s interest in the Fund unless a partner has elected not to participate in the DRP. Election not to participate in the DRP, and to have all distributions, if any, paid directly to the partner rather than having such distribution reinvested in the Fund, must be made by indicating such election in the subscription agreement or by notifying the Fund.

On October 31, 2024, the Registered Fund paid a distribution in the amount of $2,136,849 in which $1,031,085 was paid out to partners based on capital balance in cash and $1,105,764 was reinvested in the Fund, depending on the partner’s election.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

Repurchase of Interests

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser, which also serves as the investment adviser of the Master Fund, recommends to the Board that the Registered Fund offer to repurchase such Interests during the period, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the Registered Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

5.     Investments in Portfolio Securities

As of March 31, 2025, all of the investments made by the Registered Fund were in the Master Fund.

6.     Administration Agreement

In consideration for administrative, accounting, and recordkeeping services, the Registered Fund pays the Administrator a monthly administration fee based on a fixed annual rate. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended March 31, 2025, was $19,500, of which $4,875 was outstanding as a payable at March 31, 2025.

7.     Investment Advisory Fees and Affiliated Transactions

Management Fee

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Registered Fund, the Master Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is equal to the fee schedule below on an annualized basis of the Master Fund’s partners’ capital based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears:

Partners’ Capital:	Management Fee (per annum):
First $150 million	1.00%
Next $250 million (up to $400 million)	0.90%
Next $300 million (up to $700 million)	0.80%
Next $300 million (up to $1,000 million)	0.70%
Next $250 million (up to $1,500 million)	0.60%
Amounts in excess of $1,500 million	0.50%

So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Management Fee; however, should the Registered Fund not have all of its investments in the Master Fund, it may be charged the Management Fee directly. The Registered Fund’s partners bear an indirect portion of the Management Fee paid by the Master Fund. The Management Fee decreases the net profits or increases the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s partners.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

Incentive Fee

The Adviser is eligible to receive an incentive fee from the Master Fund representing 10% of the return of the Master Fund in excess of a 6% net return annually, based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually. The Master Fund incurred $355,561 in incentive fees for the year ended March 31, 2025, of which $128,493 was allocated to the Registered Fund.

Servicing Fee

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser receives a servicing fee (the “Servicing Fee”) equal to 0.70% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

For the year ended March 31, 2025, $587,942 was incurred for Servicing Fees, of which $50,565 was outstanding as a payable at March 31, 2025.

Placement Agents

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. On September 1, 2024 Vigilant Distributors, LLC, a broker dealer, was engaged by the Registered Fund to serve as a Placement Agent. Prior to September 1, 2024 Foreside Financial Services, LLC, a broker-dealer, was engaged by the Registered Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

8.     Financial Highlights

	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Period Ended March 31, 2022*	Year Ended December 31, 2021	Year Ended December 31, 2020
Net investment loss to average partners’ capital(1)	(0.49)%		(2.09)%		(1.46)%	(2.49)%	(2.33)%	(2.25)%
Expenses to average partners’ capital(1)	2.75	%(2)	2.95	%(2)	2.63%	2.84%	2.91%	2.88%
Portfolio turnover(3)	12.01%		13.16%		9.95%	1.25%	29.70%	7.58%
Total return(4)	6.60%		8.17%		(4.89)%	0.26%	6.73%	10.32%
Partners’ capital, end of period (000s)	$86,632		$82,268		$76,917	$81,702	$81,944	$95,920

An investor’s return and operating ratios may vary from those reflected based on the timing of capital transactions.

____________

*       The Registered Fund has changed its fiscal year end from December 31 to March 31. This period represents the 3-month period from January 1, 2022 to March 31, 2022.

(1)    Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Master Fund. Ratios are annualized for periods less than 12 months.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

(2)    For the year ended March 31, 2025 and March 31, 2024, the expense ratio includes incentive fees of 0.15% and 0.33%, respectively.

(3)    The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the period indicated.

(4)    The total return of the Registered Fund is calculated as geometrically linked monthly returns for each month in the period. Not annualized for periods less than 12 months.

9.     Investment-Related Risks

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any investment fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an investment fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an investment fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an investment fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the investment funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

Secondary Investment Risk

The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Secondary Investments Involving Syndicates Risk

The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Master Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Highly Volatile Markets Risk

The prices of an investment fund’s underlying investments, and therefore the (“NAV”) of the Fund’s interests, can be highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an investment or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., investments also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Prepayment and Extension Risk

Due to a decline in interest rates or an excess in cash flow, borrowers may pay back principal before the market anticipates such payments. As a result, the Master Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the Master Fund’s potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the weighted average weighted maturity of investments to fluctuate and may require investments to invest the resulting proceeds at lower interest rates. Income from the investment’s debt securities portfolio will decline if and when the investment invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the investment’s portfolio. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by Investments. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Master Fund invests, which in turn could negatively impact the Master Fund’s performance and cause losses on limited partners’ investment in the Master Fund. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Since the Master Fund and the investment funds it invests in may purchase securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Master Fund to lose money and may affect the Master Fund’s NAV. Moreover, in order to enforce its rights in the event of a default, bankruptcy or similar situation, the Master Fund may be required to retain legal or similar counsel, which may increase the Master Fund’s operating expenses and adversely affect the Master Fund’s NAV.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

Foreign Currency Transactions and Exchange Rate Risk

Investments and the Master Fund may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investments may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an investment has agreed to buy or sell, or to hedge the U.S. dollar value of securities the investment already owns. The investments also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an investment’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by investments to hedge against currency fluctuations, but the investments are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Corporate Event Risk

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the investments or that the investments will not incur substantial losses.

Issuer Risk

The issuers of securities acquired by investments sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by investments may be highly leveraged. Leverage may have important adverse consequences to these companies and an investment as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Notes to Financial Statements, continued
March 31, 2025

Model and Data Risk

Some investments, and the Adviser with regard to certain investments, may rely on quantitative models (both proprietary models developed by the Adviser, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Master Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Programming and Modeling Error Risk

The research and modeling process engaged in by some Investment Managers and in certain cases by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Master Fund’s performance.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Registered Fund may invest either directly or through the Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these investment funds is limited to the Registered Fund’s pro rata share of the value of its investment in or commitment to such investment funds as held directly or through the Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

10.   Subsequent Events

Management of the Registered Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, and there were no subsequent events that needed to be disclosed other than those events that have been disclosed elsewhere in these financial statements.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information
March 31, 2025
(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Cypress Creek Private Strategies Master Fund, L.P., the Cypress Creek Private Strategies Registered Fund, L.P., the Cypress Creek Private Strategies Institutional Fund, L.P, and the Cypress Creek Private Strategies TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”), an annual retainer of $35,000 paid quarterly. There are currently four Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Cypress Creek Private Strategies Funds, 712 W. 34th Street, Suite 201, Austin, TX 78705. The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free 1-800-725-9456.

Interested Director

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
William P. Prather, III Year of birth: 1982	Director, Principal Executive Officer (Since 2021)	Cypress Creek Partners (Investment Management) – Chief Executive Officer and Founder (2019 – Current); University of Texas/Texas A&M Investment Management Company (Endowment – Investment Management) – Head of Infrastructure and Natural Resources (2014 – 2019).	7	MTi Group Ltd (Director) from 2019 to January 2023.

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information, continued
March 31, 2025
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Graeme Gunn Year of birth: 1967	Director (Since 2021)	SL Capital Partners LLP; Partner.	7	3 Bridges Capital; Director; Sport Maison Limited; Director.
Victor L. Maruri Year of birth: 1952	Director (Since 2021)	Managing Partner, HCP Management Co., LLC (investment company).	7

HCP ED Holdings (holding company) (since 2010); HPE II (investment company) (since 2008); MIAT College, Inc. (2014 – 2021) (trade school); Taylor College Inc. (trade school) (2013 – 2021); Career Training Academy (trade school) (2011 – 2020).

David Munoz Year of birth: 1974	Director (Since 2021)	President and CEO of financial services company. Advisor to multiple financial services companies.	7

Deltec International Group; Deltec Bank & Trust Limited; International Financial Services Group Limited; International Financial Services Group SA/CV; Deltec Investment Advisers Limited; Deltec Fund Services; Deltec U.S. Holdings Inc.; Deltec Wealth Management LLC; Deltec Securities Ltd.; Deltec Capital Limited; Long Cay Captive Insurance Management; Halcyon Life Insurance Limited.; Access Personal Finance LLC; Global Clearing & Settlement Assurance LLC.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information, continued
March 31, 2025
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Carl Weatherley-White Year of birth: 1962	Director (Since 2021)	Managing Director, Greenbacker Capital (investment company) (since 2024); Managing Director, Advantage Capital (investment company) (since 2019 – 2024); Chief Executive, Hoosier Solar Holdings, LLC (solar development company) (Since 2020); Chief Executive, VivoPower Holdings (solar development company) (from 2016 to 2019).	7

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Frederick C. Teufel, Jr. Year of birth: 1959	Principal Financial Officer, Chief Compliance Officer and Treasurer (Since 2024).	Director – Vigilant Compliance, LLP since 2020; Visiting Professor of Accounting, Saint Joseph’s University, Philadelphia, PA (2015 – 2021).
J. Henry Glenn Year of birth: 1988	Secretary (Since 2023).	Managing Director – Cypress Creek Partners (2021 – present); Associate Director – University of Texas/Texas A&M Investment Management Company (2016 – 2021).

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information, continued
March 31, 2025
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of March 31, 2025.

Asset Class(1)	Fair Value	%
Anchor Partner Interests	$5,483,344	2.59
Buyout	86,550,165	40.90
Event Driven	662,777	0.31
Growth Equity	21,801,553	10.30
Infrastructure	22,213,695	10.50
Natural Resources	31,065,798	14.68
Private Debt	11,588,315	5.48
Real Estate	3,621,325	1.71
Relative Value	1,240,368	0.59
Secondaries	3,329,845	1.57
Securities	272,849	0.13
Venture Capital	23,806,140	11.24
Total Investments	$211,636,174	100.00

____________

(1)    The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreements

At an in-person meeting held on February 6, 2025 (“Meeting”), the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” as defined under the 1940 Act (“Independent Directors”), considered and unanimously approved the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors met on January 29, 2025 (“Pre-Meeting”), to discuss the responses with the Adviser, and also met in executive session prior to the Meeting to review and discuss aspects of the materials. At both the Pre-Meeting and the Meeting, at the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors at the Meeting reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the Advisory

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information, continued
March 31, 2025
(Unaudited)

Agreement. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided.    With respect to the Investment Advisory Agreements, the Board considered: the Adviser’s considerable restructuring of the portfolio’s more liquid portion, the Adviser’s views on the legacy portfolio and the Adviser’s new portfolio investment activity, all within the scope of the Funds’ investment mandate; the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s disciplined investment approach, including continued new private equity investments, and commitment to investment principles; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Investment Advisory Agreements. The Board also concluded that the Adviser would be able to provide during the coming year management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Funds.    The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance. The Board noted the Funds’ objective of seeking consistent long-term appreciation across a market cycle in light of the continuing constraints on private market exits and liquidity events, and the resulting impact on older private fund investments remaining in the portfolio. The Board reviewed information on the performance of other registered investment funds of private funds and various indices, including the relevance of various indices. The Board also considered various performance reports received throughout the year. The Board noted the Adviser’s efforts in restructuring the portfolio since becoming the investment adviser, its oversight of remaining legacy assets and the Adviser-sourced assets in the portfolio. The Board concluded that the Adviser was able to implement its strategies effectively for the Funds in the context of difficult private markets. Based on the Directors’ assessment, the Directors concluded that the Adviser is capable of generating a level of long-term investment performance in keeping with the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability.    In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique nature, for an investment company, of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the overall relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.    The Board noted that the Agreements have base management fee breakpoints as the level of Fund assets increase and the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes that had been implemented, and the competitive nature of the investment company market as relevant to the Fund. The Board noted the performance fee portion of the fee during the period. The Board also noted that it would have the opportunity periodically to re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Supplemental Information, continued
March 31, 2025
(Unaudited)

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund.    The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations.    The Board determined that the Adviser has made an entrepreneurial and substantial commitment to investment monitoring and investment decision-making and the provision of investor service, and maintained the financial, compliance and operational resources and oversight reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

Form N-PORT Filings

The Registered Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Registered Fund’s Form N-PORTs are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Privacy Policy
(Unaudited)

FACTS	WHAT DOES CYPRESS CREEK PARTNERS (“CCP”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social security number

•   Income

•   Assets

•   Account balances

•   Wire transfer instructions

•   Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCP chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCP Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call CCP at (512) 660-5146

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Privacy Policy, continued
(Unaudited)

Page 2
Who we are
Who is providing this notice?	This notice pertains to CCP, the registered and private funds it manages (as follows), and each funds’ general partner.
• The Endowment PMF Master Fund, L.P.
• The PMF Fund, L.P.
• PMF TEI Fund, L.P.
• PMF Offshore TEI Fund, Ltd.
• Cypress Creek Private Strategies Master Fund, L.P.
• Cypress Creek Private Strategies Registered Fund, L.P.
• Cypress Creek Private Strategies TEI Fund, L.P.
• Cypress Creek Private Strategies Institutional Fund, L.P.
• Cypress Creek Private Strategies Domestic Fund, L.P.
• Cypress Creek Private Strategies Offshore TEI Fund, Ltd.
• Cypress Creek Private Strategies Onshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Blocker Fund, LLC
• CCP Coastal Redwood Fund, L.P.
• CCP Sierra Redwood Fund, L.P.
• Marinas I SPV LLC
• CCP GP Fund LLC
• CCP Trinity Aquifer LLC – Hive I
• CCP Trinity Aquifer LLC – Nickel I
• CCP Dawn Redwood Fund, L.P.
What we do
How does CCP protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCP collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Enter into an investment advisory contract
• Seek financial advice
• Make deposits or withdrawals from your account
• Provide account information
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

CYPRESS CREEK PRIVATE STRATEGIES REGISTERED FUND, L.P.
Privacy Policy, continued
(Unaudited)

Page 3
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • CCP does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • CCP does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • CCP does not jointly market.
Other important information
n/a

Cypress Creek Private Strategies Master Fund, L.P.

Annual Report
March 31, 2025

Cypress Creek
PARTNERS

Management Discussion of Fund Performance (Unaudited)

Economic and Market Conditions

The year began with a broadly constructive economic outlook: global growth was expected to remain stable, and inflation, while elevated, was on a downward path. This narrative shifted sharply following the U.S. “Liberation Day” announcement on April 2nd, which introduced sweeping global tariffs. The immediate and pronounced reaction across global equity, U.S. Treasury, and global currency markets highlighted the potential disruption to global trade and economic stability. While many of the proposed tariffs are currently paused pending trade negotiations, their scope and timing have introduced significant uncertainty into the economic outlook for the year and beyond. As the U.S. works to redefine key trade relationships, the risk of policy missteps remains elevated. “Liberation Day” tariffs, functioning effectively as a consumption tax on U.S. households, have significant implications for both domestic demand the broader global economic landscape, given the degree of integration in supply chains and financial markets. Despite these macroeconomic headwinds, Cypress Creek Partners remains confident in the resilience of the Fund’s investment strategy. Our focus on creating a diversified and all-weather portfolio across private equity and private real assets is designed to perform through shifting economic regimes. We continue to believe our disciplined, long-term approach positions the Fund to deliver consistent, strong returns amid uncertainty and structural change.1

As it relates to Cypress Creek Partners’ private markets strategy, the Fund’s focus on targeting smaller and less established managers continues to benefit from persistent and acute capital scarcity within this segment. The challenges facing emerging managers extended throughout 2024 and into 2025. According to PitchBook, first-time private equity funds raised an estimated $92 billion in 2024, representing a decline of 20% from 2023 and 40% below the peak in 2017. Moreover, an unprecedented 87% of total private equity fundraising in 2024 was concentrated among experienced sponsors (i.e., firms with four or more prior funds), which is well above the ten-year historical average of 76%. The Fund’s strategy specifically targets those managers most affected by this trend, or those that have raised three or fewer funds, who typically target assets in the highly fragmented lower middle market. Fundraising among these less established firms declined by 41% in 2024, underscoring the continued capital scarcity we have previously highlighted to investors. This trend was even more pronounced within private real assets (excluding real estate), where fundraising activity was particularly weak, with only $9Bn raised during 2024, representing a 79% year-over-year decline. This pronounced capital dislocation, especially within a core pillar of the Fund’s strategy, presents a compelling opportunity. Cypress Creek is well-positioned to deploy capital alongside less established managers operating in sectors marked by fragmentation and undercapitalization, conditions that are historically conducive to value creation through both asset consolidation and operational transformation. The Fund’s differentiated approach to private real assets complements its traditional private equity exposure by offering distinct and less correlated performance. As a result, Cypress Creek remains excited about the Fund’s current opportunity set in private markets and is well-positioned to play offense during this period of constrained capital availability.2

Fund Portfolio Transition

During fiscal year 2025 ended March 31, 2025, Cypress Creek made three new Private Investment (“PI”) portfolio commitments (two in Private Equity and one in Real Assets). Since taking over management of the Fund in 2021, we have made significant progress in repositioning the PI portfolio to align with Cypress Creek’s unique approach alongside less established managers and operators. As of March 31, 2025, 62% of the Fund’s PI NAV and 74% of the Fund’s PI total exposure (NAV plus unfunded commitments) is alongside Cypress Creek Core Managers, up from 47% and 56%, respectively year-over-year. The Core Managers in the PI portfolio, which is the focus of Cypress Creek’s investment strategy, have made a meaningful contribution to the Fund’s overall performance, generating a 19.5%/17.9% (gross/net) annualized return, since March 1, 2021, and for the twelve-month period ending March 31, 2025, 12.6%/11.0% (gross/net) return.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Fund Performance

For the twelve-month period ending March 31, 2025, Cypress Creek Private Strategies Master Fund, L.P. (the “Fund”), returned 7.6% net of fees and expenses, outperforming the 7.2% return of its public equity based primary benchmark, the MSCI All Country World Total Return Index (the “MSCI ACWI”). The Private Investment (“PI”) portfolio, the focus of the Cypress Creek investment strategy, comprised of Private Equity and Private Real Assets, returned 10.1%/8.4% (gross/net) for the trailing twelve-months ending March 31, 2025, with the Core Managers returning 12.6%/11.0% (gross/net) and the non-core returning 6.1%/4.5% (gross/net). The PI portfolio allocation represents approximately 87% of the Master Fund’s net assets with Core Managers representing 54.1% of the portfolio.

Private Equity

The Private Equity sub-portfolio delivered a 9.6%/7.9% (gross/net) return for the trailing twelve-month period ending March 31, 2025, with the Core Managers returning 9.0%/7.3% (gross/net) and the non-core returning 9.7%/8.1% (gross/net). Private Equity represents 72.1% of the Fund’s total PI portfolio (54% Core Managers), which is overweight relative to a long-term target of 60%. Over the last twelve months, Buyout investments generated a 6.0%/4.3% (gross/net) return, Venture Capital investments generated a 25.1%/23.4% (gross/net) return, Growth Equity investments generated a 20.6%/18.9% (gross/net) return and Debt & Other Categories generated a (5.7%)/(7.4%) (gross/net) return. Within Growth Equity, an investment alongside a first-time fund manager focused on U.S. enterprise software and technology-enabled services business as well as an associated ownership stake in the manager’s business (i.e., GP stake) was the standout performer among the underlying contributors. The long-term portfolio construction excludes Venture Capital, which remains an overweight position in the portfolio due to legacy commitments made as part of the pre-Cypress Creek management of the portfolio.

Private Real Assets

The Private Real Assets sub-portfolio delivered an 11.4%/9.8% (gross/net) return for the trailing twelve-month period ending March 31, 2025, with the Core Managers returning 18.6%/16.9% (gross/net) and the non-core returning (14.3%)/(16.0%) (gross/net). The Private Real Assets allocation represents 27.9% of the Fund’s total PI portfolio (83.5% Core Managers), which is underweight relative to a long-term target of 40%. Infrastructure and Natural Resources, which represent the two go-forward Cypress Creek strategies within this portfolio, contributed positively to overall sub-portfolio returns during the fiscal year. Infrastructure returned 13.0%/11.3% (gross/net) and Natural Resources returned 18.2%/16.5% (gross/net) over the period, while Real Estate, which will not be a part of the go-forward Cypress Creek Private Real Assets strategy, returned (27.1%)/(28.8%) (gross/net). Both Infrastructure and Natural Resources are expected to increase as a percentage of the total Private Real Assets sub-portfolio as legacy commitments to real estate liquidate. Core Managers in the niche infrastructure sector — namely an investment alongside a first-time fund manager focused on the aggregation and professionalization of U.S. boat marinas as well as an associated GP stake in the manager’s business were the strongest performers within the Private Real Assets sub-portfolio, contributing positively to the overall Fund return.

Cash Management

The Fund’s Cash Management (“CM”) portfolio, comprised of cash, hedge funds, and liquid securities, returned 4.8%/3.1% (gross/net) for the trailing twelve-month period ending March 31, 2025, with the Core holdings returning 3.3%/1.6% (gross/net) and non-core holdings returning 23.4/21.7% (gross/net). The CM portfolio allocation represents 17.2% of the Master Fund’s total net assets (95% Core holdings). As discussed at the outset of fiscal year 2025, Cypress Creek made the strategic decision to actively reposition the CM portfolio by redeeming from all historical Core Managers and transition the Fund’s liquidity portfolio to short-term fixed income via a U.S. government money

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

market fund. As a reminder, this decision was made to concentrate the Fund’s active risk solely within the PI portfolio and reduce the Fund’s overall portfolio complexity. Full redemption proceeds from all four historical Core Managers have now been received as of March 31, 2025, and Cypress Creek is pleased to report the successful transition of the CM to investors. As of March 31, 2025, the CM portfolio was comprised of 95% short-term fixed income holdings and 5.0% liquidating non-core holdings. Despite the clear success and strong performance of the Core Managers in the CM Portfolio, Cypress Creek believes that its decision to reposition the CM portfolio better serves the Fund by maintaining a level of risk and volatility that is representative of a stable value mandate, as the primary role of the CM portfolio is to serve as a liquidity provider for Cypress Creek’s core PI strategy.

Conclusion

We continue to have strong convictions around the execution of our strategy in the global private investment market. Through the execution of this strategy, we seek to source from the market bespoke opportunities alongside less established managers and operating teams with highly specialized experience and investment strategies that we believe have the potential to deliver strong cross-cycle, risk-adjusted returns.3

We remain grateful for your support and are firmly committed to achieving the Master Fund’s objective, which is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Performance (net)

Fund Performance Details

Portfolio Manager: William P. Prather III

% Average Annual Total Returns	Inception Date	1-year	5-year	10-year
Cypress Creek Private Strategies Master Fund, L.P.	4/1/2003	7.6%	7.4%	4.4%
MSCI All World Country Index		7.2%	15.2%	8.8%
	Master Fund (Net)
Returns - TWR	1-year	3-year	5-year	SI CCP
Portfolio	7.6%	4.1%	7.4%	5.1%
Core	8.8%	8.2%	8.2%	9.2%
Non-Core	5.1%	-0.5%	4.5%	1.3%

Private Investments	8.4%	4.9%	9.3%	6.4%
Core	11.0%	11.7%	14.0%	17.9%
Non-Core	4.5%	-0.3%	5.8%	2.3%

Private Equity	7.9%	4.3%	10.6%	5.5%
Core	7.3%	11.9%	16.6%	20.1%
Non-Core	8.1%	0.9%	8.2%	3.0%

Buyout	4.3%	10.7%	16.8%	18.9%
Growth	18.9%	2.1%	6.6%	-2.5%
Venture Capital	23.4%	0.0%	10.7%	0.9%
Debt & Other	-7.4%	-2.3%	1.3%	0.3%

Real Assets	9.8%	6.1%	4.4%	7.7%
Core	16.9%	11.3%	9.7%	9.6%
Non-Core	-16.0%	-8.2%	-3.8%	-2.9%

Natural Resources	16.5%	7.1%	6.4%	11.0%
Infrastructure	11.3%	11.6%	5.3%	7.7%
Real Estate	-28.8%	-17.4%	-10.5%	-11.0%

Cash Management	3.1%	0.8%	1.2%	0.3%
Core	1.6%	1.4%	3.2%	3.1%
Non-Core	21.7%	-1.7%	-3.7%	-5.3%
See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Master Fund for the period indicated. For comparison, the graph also includes the change in value of the same hypothetical investment in the MSCI ACWI.

This graph shows the gross change in value of a hypothetical investment of $10,000 in the Core Private Investments Portfolio for the period indicated. For comparison, the graph also includes the gross change in value of the same hypothetical investment in the Non-Core Private Investments Portfolio.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Fund Profile4

Asset Class Allocation	% of 3/31/25 Gross NAV	Geographic Allocation	% of 3/31/25 PI NAV
Private Equity	59.7%	Asia	3.7%
Real Assets	23.1%	Europe	3.9%
Cash Management	17.2%	Global	19.4%
		North America	72.6%
		Rest of World	0.5%
Structure	% of 3/31/25 PI NAV
Co-invest	21.2%
Direct	11.9%
Fund	66.9%

Investment Objective, Principal Strategies, and Principal Risks

Investment Objective & Principal Strategies

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund attempts to achieve this objective through investments primarily in private assets globally. To achieve its objective, the Master Fund provides its Partners, through the Master Fund, with access to high quality private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund generally pursues its investment objective by allocating assets to Investments, which include primary and secondary subscriptions or commitments to private partnerships managed by investment managers as well as direct investments in the equity or debt of a private or public companies (“Direct Platforms”) (collectively, “Investments”). The Master Fund may seek to hedge all or a portion of the Master Fund’s foreign currency, interest rate, or other risks. Depending on market conditions and the views of the Adviser, the Master Fund may or may not hedge all or a portion of its currency, interest rate, or other exposures.

The Master Fund’s Investments fall within two principal strategies: Private Investments and Cash Management. Private Investments strategies employed include (i) Private Equity and (ii) Real Assets. Cash Management strategies employed include (i) Cash and Cash Equivalents, (ii) Hedge Funds, and (iii) Other Liquid Strategies.

Private Investments

Private Equity. Private equity Investments seeks to generate capital appreciation, particularly during periods of rising economic growth, through investments in private companies seeking capital across various strategies, primarily buyout, growth equity, private debt, and venture capital.

Real Assets. Real asset investments seek to generate capital appreciation, particularly in times of rising inflation, through assets which are generally tangible in nature, and provide explicit or implicit cash flow visibility along with some level of inflation protection. The definition of ‘Real Assets’ varies across industries but typically includes infrastructure, natural resources, and real estate.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Cash Management

Cash and Cash Equivalents. Fund assets which are cash or can be readily converted into cash, including bank accounts and marketable securities (debt securities with maturities of less than 90 days, such as commercial paper), U.S. Treasury bills, and short-term government bonds with a maturity date of three months or less, among others.

Hedge Funds. Predominantly liquid alternative investments using pooled funds which employ different strategies to generate attractive returns either on an absolute basis or over a specified benchmark. Hedge funds may be actively managed or make use of derivatives and leverage in both domestic and international markets. The Master Fund will selectively invest in Hedge Funds across event driven, global macro, and relative value strategies.

Other Liquid Securities. Entails Investments in a variety of liquid, listed equity, and fixed income strategies, either held directly or through a pooled vehicle. These Investments will typically be held as long-only positions where the Adviser believes there is an opportunity for capital appreciation. These securities have more inherent volatility than other positions in the Cash Management portfolio and may include equities, bonds, commodities, currencies, and exchange-traded funds.

Principal Risks

Broad Investment Mandate

The investment strategy of the Master Fund is opportunistic in nature and covers a broad range of asset classes and geographic regions. A purchaser of Interests must rely upon the ability of the Adviser to identify, structure, and implement investments consistent with the Master Fund’s overall investment objective and policies at such times as they determine. Without limiting the foregoing, the Master Fund may make investments throughout the capital structure, such as mezzanine securities, senior secured debt, bank debt, unsecured debt, convertible bonds, and preferred and common stock and across numerous asset classes such as public equity, structured equity, minority private equity, venture capital, commodities, real estate, natural resources, infrastructure, hybrid derivative instruments, litigation finance, and credit. It is expected that, in light of the Master Fund’s investment objective, the Master Fund will often make equity, credit, and/or debt investments which, from time to time, may involve serving on governance-related committees or in similar positions which involve control or influence over the underlying entity in which the Master Fund invests. Additionally, the Master Fund will be permitted to invest (and may actually invest) in any number of companies operating in a wide range of industries, geography and/or activities.

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Master Fund. The Master Fund currently has other investors that are feeder funds managed by the Adviser or its affiliates, and it may have additional investors in the future. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Master Fund over the operations of the Master Fund. If the Master Fund conducts repurchase offers, and if other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Master Fund’s expense ratio to increase to the extent contributions to the Master Fund does not offset the cash outflows.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Risk Allocations

The Adviser has broad discretion to make allocations to Investments executing different strategies and other than limitations on illiquid investments is not constrained with respect to the allocation to individual strategies or asset classes. There is no assurance that its decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investments, including notice periods and limited subscription and redemption dates, the ability of the Investments to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investments. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investments. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocation to the asset classes from a risk/reward perspective may not reflect the Adviser’s intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Master Fund and the Master Fund.

Dependence on the Adviser and the Investment Managers

The Adviser invests certain assets of the Master Fund into Investments managed by the investment managers, and the Adviser has the sole authority and responsibility for the selection of the investment managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund and the Master Fund. In addition, the Adviser may be dependent on key personnel. To the extent that any key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

Limited Liquidity; Closed-end Fund & Master Fund

The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in the Master Fund if you need a liquid investment. The Master Fund invests substantially all of its investable assets in the Master Fund, which is an illiquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Master Fund, may invest all or substantially all of its assets in illiquid investments (as is the Master Fund’s investment practice). The Adviser believes that unique investment opportunities exist in the market for Investments, which generally are illiquid.

An investment in the Master Fund provides limited liquidity since the Interests are not freely transferable and Partners may not cause the Master Fund to redeem their Interests. The Master Fund may offer to repurchase Interests from the Partners. Distributions of proceeds upon the repurchase of a Partner’s Interests may be subject to restrictions imposed upon withdrawals under the terms of the Investments or, in the event that the Master Fund and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Master Fund’s assets are invested. An investment in the Master Fund is suitable only for certain sophisticated investors that do not need liquidity.

If the Master Fund conducts repurchase offers, and if a significant number of Partners sought to have their Interests repurchased at the same time, the illiquidity that results from the Master Fund’s significant investment in long-term investments, which ordinarily cannot be liquidated without significant discount, if at all, may prevent the Master Fund from repurchasing more than a specified amount of Interests.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Payment for repurchased Interests of the Master Fund may require the Master Fund to liquidate all or a portion of one or more of the Investments earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. In addition, to the extent that the Master Fund ever were to repurchase significant amounts of Interests, the illiquidity of the remaining portfolio would increase, a factor that the Board would consider when determining the amount of Interests to repurchase. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests. In the event the Master Fund ever winds down investment operations and terminate, the Master Fund would be unable to offer to repurchase all Interests immediately and Partners would receive the value of their Interests over time as the Master Fund liquidated its assets, which could require a significant period to realize certain illiquid assets.

Non-Diversified Status

The Master Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Master Fund’s assets that may be invested in the securities of any one issuer. Although the Adviser follows a general policy of seeking to diversify the Master Fund’s capital among multiple investment funds, the Adviser may depart from such policy from time to time and one or more investment funds may be allocated a relatively large percentage of the Master Fund’s assets. The Master Fund will limit the percentage of assets held of any one investment fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Master Fund. As a consequence of a large investment in a particular investment fund, losses suffered by such an investment fund could result in a higher reduction in the Master Fund’s capital than if such capital had been more proportionately allocated among a larger number of investment funds.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment’s investment activities will be successful or that the Partners will not suffer losses.

Limited Operating History of Investments

Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment will be limited. Moreover, even to the extent an Investment has a longer operating history, the past investment performance of any of the Investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Master Fund, may not be indicative of the results that the Master Fund achieves.

The Master Fund may invest a portion of its assets in the securities of less established companies. Investments in such early-stage companies may involve greater risks than generally are associated with investments in more established companies. To the extent there is any public market for the securities held by the Master Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and, therefore, often are more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Master Fund’s other investments, and any such Investments should be considered highly speculative and may result in the loss of the Master Fund’s entire investment therein.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Unspecified Investments; Dependence on the Adviser

The Adviser has complete discretion to select the Investments as opportunities arise. The Master Fund, and, accordingly, Partners, must rely upon the ability of the Adviser to identify and implement Investments consistent with the Master Fund’s investment objective. Partners will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Investments, and all other investment decisions for the Master Fund. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Master Fund. Partners will have no right or power to participate in the management or control of the Master Fund or the Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Effective March 1, 2021, the Investment team managing the Master Fund changed as a result of an acquisition of the Adviser to the Master Fund by Cypress Creek Partners (and/or an affiliate thereof). The current Portfolio Manager of the Master Fund is William P. Prather III. Mr. Prather has been responsible for the management of the Master Fund since March 1, 2021. He previously served as the Head of Natural Resources and Infrastructure portfolio at the University of Texas/Texas A&M Investment Management Company (“UTIMCO”), and prior to that was a portfolio manager at BlackRock Inc.

Endnotes and Additional Disclosures

General

The views expressed in this letter are those of the Portfolio Manager and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Cypress Creek Partners and the Master Fund disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Cypress Creek Partners fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements”. The Master Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund Interests, the continuation of investment advisory, administrative, and service contracts, and other risks discussed from time to time in the Master Fund’s filings with the United States Securities and Exchange Commission.

This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Master Fund or an authorized intermediary acting on behalf of the Master Fund has a pre-existing substantive relationship. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Performance figures shown for periods less than one year are cumulative (not annualized). Historical performance track record for the Fund prior to March 1, 2021, was achieved by the adviser and its then investment management team.

The Master Fund Profile is subject to change due to active management employed by the Adviser.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Index Definitions

MSCI All Country World Index (“ACWI”). The MSCI ACWI is a global equity index designed to represent the performance of the full opportunity set of large- and mid-cap companies across 23 developed markets and 24 emerging markets countries. With 2,558 constituents, and an average market capitalization of $29.9 billion (median market capitalization of $8.1 billion), the index covers approximately 85% of the global investable equity opportunity set. This index is calculated on a net USD total return-basis, which reflects the re-investment of dividends, interest, and other income converted to USD and after the deduction of withholding taxes5.

Footnotes

1 “World Economic Outlook, April 2025: A Critical Juncture amid Policy Shifts.” IMF, 22 Apr. 2025.

2 “2024 Annual Global Private Market Fundraising Report” | Pitchbook, 4 Mar. 2025.

3 Cypress Creek defines the referenced terms as follows: Private Investments includes Private Equity, Real Assets and Private Debt sub-portfolios. Private Equity includes private investment strategies such as buyouts, growth equity, and venture capital, among others. Real Assets represents private investment strategies such as infrastructure, natural resources (e.g., agriculture/farmland, energy, metals, and mining, etc.), and real estate. Cash Management includes hedge funds including event driven, global macro, and relative value strategies, long-only liquid strategies, liquid securities, and cash. Anchor Partnership refers to an approach in which Cypress Creek will serve as an early and meaningful investor for new or developing managers. In addition to capital investments, Cypress Creek works consultatively with the target managers to actively contribute to their growth, collaborating in key functional areas that include but are not limited to compliance, reporting, asset allocation, risk management, and capital raising. As a result of these long-term, strategic relationships, Cypress Creek may benefit from advantaged economics and allocation/access rights. Core Managers represent managers and related investments where Cypress Creek expects to maintain an active ongoing investment relationship and the Investment Committee has approved of the manager. New/developing fund managers are managers raising their first-time private investment fund or up to a potential fourth fund. Lower-middle market private investing is focused on managers with a target capacity below $1 billion, which generally implies equity tickets in individual transactions of below $100 million, subject to variation.

4 Geographic Allocation and Structure figures are illustrative of the Private Investments portfolio-only

5 As of April 2025

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees, service fees, and other expenses by determining the percentage change in net asset value. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only.

Report of Independent Registered Public Accounting Firm

To the Partners and the Board of Directors of
Cypress Creek Private Strategies Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and partners’ capital of Cypress Creek Private Strategies Master Fund, L.P. (the Fund), including the schedule of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the years ended March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022, and for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in partners’ capital for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2025, March 31, 2024 and March 31, 2023, the period from January 1, 2022 to March 31, 2022, and for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2020, for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 26, 2021.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence with the custodians, underlying fund advisors or by other appropriate audit procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Cypress Creek Partners investment companies since 2021.

Chicago, Illinois

May 30, 2025

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Assets, Liabilities and Partners’ Capital
March 31, 2025

Assets
Investments in unaffiliated funds, at fair value(a)	$99,752,868
Investments in affiliated investments for which ownership exceeds 5% of the investment’s capital, at fair value(b)	69,197,754
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at fair value(c)	36,929,359
Investments in securities, anchor partner interests and CLO Equity, at fair value(d)	5,756,193
Total investments(e)	211,636,174
Cash and cash equivalents	40,855,069
Prepaids and other assets	151,835
Receivable from investments sold	143,315
Total assets	252,786,394
Liabilities and Partners’ Capital
Line of credit	11,000,000
Accounts payable and accrued expenses	347,547
Incentive fee payable	355,561
Investment Management Fees payable	192,978
Interest payable	60,485
Administration fees payable	46,666
Payable to Directors	13,333
Total liabilities	12,016,570
Commitments and contingencies (see Note 3)
Partners’ capital	240,769,824
Total liabilities and partners’ capital	$252,786,394

Cost of Investments

(a)      $103,751,025

(b)      $62,434,249

(c)      $33,024,612

(d)      $3,118,300

(e)      $202,328,186

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investments Portfolio
Operating Companies
Buyout
Clovis Point II RIVS Investment, LLC(4)(6)	NAM	2017		$650,000	$—
Milton ZXP LLC - Class A Units(4)(6)	NAM	2018	6,029	361,740	964,640
Venture Capital
TasteMade, Inc.(4)	NAM	2015	2,582	100,000	—
Total Operating Companies				1,111,740	964,640	0.40%
Private Investment Funds
Private Debt
Private Debt
ABRY Advanced Securities Fund, L.P.	NAM	2008		—	3,098
Alloy Merchant Partners, L.P.	ROW	2018		369,225	441
Aviator Capital Fund IV US Feeder, L.P.	GL	2018		1,164,416	1,654,087
Aviator Capital Mid-Life Us Feeder Fund, LP	GL	2016		1,171,400	1,539,832
BDCM Opportunity Fund II, L.P.(1)	NAM	2006		502,075	101,149
Colbeck Strategic Lending Onshore Feeder, LP(1)(2)	NAM	2016		3,209,990	3,086,345
Crestline Opportunities Fund III, LLC(1)	NAM	2016		1,116,624	1,431,000
Freedom Participation Partners I, LLC(1)	NAM	2016		1,247,460	1,699
Garrison Opportunity Fund II A LLC	GL	2010		—	1,427
ILS Property & Casualty Master Fund Ltd.	NAM	2014		1,517,799	—
Parabellum Partners II, LP	NAM	2019		2,055,651	3,465,342
Rosebrook 2018 Co-Invest I, L.P.	ROW	2018		1,023,648	—
Strategic Value Global Opportunities Fund I-A, L.P.	EU	2006		28,951	96,781
Tuckerbrook SB Global Distressed Fund I, L.P.	GL	2006		102,897	207,114
Total Private Debit(6)				13,510,136	11,588,315	4.81%

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity
Buyout
Advent Latin American Private Equity Fund IV-F L.P.	ROW	2007		$201,046	$87,994
Advent Latin American Private Equity Fund V-F L.P.	ROW	2010		1,019,920	364,473
Chicago Pacific Founders Fund II, LP	NAM	2019		4,888,811	12,886,316
Clovis Point II, LP	NAM	2018		2,333,799	1,145,953
CRC (Atria) Investment Holdings, L.P.(3)	NAM	2022		6,206,244	6,667,032
CRC (Cresso) Investment Holdings, L.P.(3)	NAM	2024		5,000,000	4,999,781
Darwin Private Equity I L.P.	EU	2007		1,251,657	22,537
Energy Ventures IV LP(2)	GL	2024		3,551,429	8,005,185
J.C. Flowers III L.P.	EU	2009		1,128,608	138,411
KF Partner Investments Fund III LP(1)(2)	NAM	2019		2,002,197	2,609,377
Monomoy Capital Partners II, L.P.	NAM	2011		988,871	153,191
Monomoy Capital Partners III, L.P.(1)	NAM	2016		824,026	1,828,649
Reservoir Capital Partners (Cayman), L.P.	GL	2006		2,308	42,963
Sovereign Capital Limited Partnership III	EU	2009		—	39,468
Sterling Capital Partners II, L.P.	NAM	2005		188,742	7,628
Strattam Capital Investment Fund, L.P.(1)	NAM	2014		2,640,546	2,580,995
Strattam Capital Investment Fund II, L.P.	NAM	2017		2,649,011	4,748,544
Strattam Capital Investment Fund III, L.P.(2)	NAM	2021		12,061,014	13,413,321
Strattam Co-Invest Fund V, L.P.	NAM	2018		—	821,139
Strattam Co-Invest Fund VI, L.P.(2)	NAM	2018		725,757	826,167
Strattam Co-Invest Fund VII, L.P.	NAM	2019		413,727	937,160

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Buyout (continued)
Strattam Co-Invest Fund IX, L.P.(3)	NAM	2023		$7,449,113	$8,702,920
Strattam Co-Invest Fund XI, L.P.(3)	NAM	2024		3,606,339	5,375,721
Viburnum Equity 4, LP(1)(2)	ROW	2019		7,378,034	9,180,600
Growth Equity
Crosslink Crossover Fund V, L.P.(1)	NAM	2007		291,519	32,595
Crosslink Crossover Fund VI, L.P.	NAM	2011		—	2,572,523
Gavea Investment Fund II A, L.P.	ROW	2007		—	7,589
Gavea Investment Fund III A, L.P.	ROW	2008		—	30,553
HealthCor Partners Fund, L.P.	NAM	2007		273,185	609,742
LoneTree I, L.P.(2)	NAM	2023		9,212,731	11,219,942
NGP Energy Technology Partners II, L.P.	NAM	2008		436,460	1,608
Northstar Equity Partners III(1)	AS	2011		316,769	63,666
Orchid Asia IV, L.P.	AS	2007		876,700	14,094
Saints Capital VI, L.P.	NAM	2008		1,659,216	243,005
Trustbridge Partners II, L.P.(1)	AS	2007		997,619	450,815
Trustbridge Partners III, L.P.(1)	AS	2008		3,094,915	1,512,080
Trustbridge Partners IV, L.P.(1)	AS	2011		—	2,479,779
Trustbridge Partners V, L.P.(1)	AS	2014		4,338,171	2,563,562
Secondaries
Private Equity Investment Fund V, L.P.	NAM	2009		5,677,931	3,329,845
Venture Capital
Artis Ventures II, L.P.	NAM	2013		1,085,752	2,287,330
Chrysalis Ventures III, L.P.	NAM	2006		208,572	59,568
Dace Ventures I, LP	NAM	2007		347,577	158,359
Fairhaven Capital Partners, L.P.	NAM	2007		1,562,096	243,565

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Venture Capital (continued)
Founders Fund III, LP	NAM	2010		$—	$6,114,958
Founders Fund IV, LP	NAM	2012		—	6,945,941
Sanderling Venture Partners VI, L.P.	NAM	2004		94,987	9,147
Sanderling Venture Partners VI Co-Investment Fund, L.P.	NAM	2004		210,432	47,930
Tenaya Capital V, LP	NAM	2007		24,309	85,694
Tenaya Capital VI, LP	NAM	2012		711,491	841,949
The Column Group, LP	NAM	2007		971,977	496,624
The Column Group II, LP	NAM	2014		2,108,067	3,482,641
The Column Group III, LP	NAM	2016		3,028,561	1,817,814
Tiger Global Private Investment Partners V, L.P.(1)	AS	2008		1,268,728	799,364
Tiger Global Private Investment Partners VI, L.P.	AS	2010		5,211	383,491
Voyager Capital Fund III, L.P.	NAM	2006		286,772	31,765
Total Private Equity(6)				105,600,947	134,523,063	55.87%
Real Assets
Infrastructure
Allied Strategic Partners Fund I-A, LP(2)	NAM	2021		12,110,657	14,165,646
EIV Capital Fund II, LP(1)	NAM	2014		2,089,912	1,283,808
Haddington Energy Partners III, L.P.	NAM	2005		—	49,929
TPF II-A, L.P.	NAM	2008		1,213,282	23,141
YTM6, LLC(2)	NAM	2022		5,955,907	6,691,171
Natural Resources
EMG Iron Ore Holdco, LP	NAM	2019		476,106	645,929
Energy & Minerals Group Fund II, L.P.(1)	NAM	2011		2,323,653	1,638,360
Live Oak III-B SPV(3)	NAM	2025		3,303,217	3,640,024
Merit Energy Partners G, L.P.	NAM	2008		2,279,261	126,926
Midstream & Resources Follow-On Fund, L.P.	ROW	2009		518,415	5,672

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Real Assets (continued)
Natural Resources (continued)
NGP Midstream & Resources, L.P.(1)	ROW	2007		$973,429	$34,437
Pine Brook Capital Partners, L.P.(1)	NAM	2007		1,749,803	162,175
Quantum Parallel Partners V, LP	NAM	2008		2,805,960	478,740
Sentient Global Resources Fund III, L.P.(4)	ROW	2009		2,085,722	17,625
Sentient Global Resources Fund IV, L.P.(4)	ROW	2011		1,587,980	67,411
Tembo Capital Co-Investment Partners I, LP(3)	ROW	2022		7,459,699	7,543,881
Tembo Capital Mining Fund III LP(1)	GL	2020		7,214,736	15,240,417
Vortus Investments II, LP(1)	NAM	2017		28,734	851,520
Vortus Investments, LP	NAM	2014		2,849,584	612,681
Real Estate
Benson Elliot Real Estate Partners II, L.P.	EU	2006		349,758	5,519
Forum European Realty Income III, L.P.	EU	2007		820,961	33,426
GTIS Brazil Real Estate Fund (Brazilian Real) LP	ROW	2008		1,197,791	471,969
Lone Star Real Estate Fund II (U.S.), L.P.	GL	2009		58	1,981
Monsoon Infrastructure & Realty Co-Invest, L.P.	AS	2008		816,081	243,784
ORBIS Real Estate Fund I	AS	2006		1,750,058	—
Patron Capital, L.P. II	EU	2005		123,803	376
Patron Capital, L.P. III	EU	2007		598,435	34,352
Pennybacker IV, LP	NAM	2016		1,252,725	593,869
Phoenix Asia Real Estate Investments II, L.P.	AS	2006		823,410	341,546
Prescott Strategies Fund I LP	NAM	2017		2,297,179	1,894,503
See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Real Assets (continued)
Real Estate (continued)
PSF I Jax Metro Holdings, LLC(2)	NAM	2019		$107,625	$—
SBC US Fund II, LP	ROW	2011		733,466	—
Total Real Assets(6)				67,897,407	56,900,818	23.64%
Total Private Investment Funds(6)				187,008,490	203,012,196	84.32%
Total Private Investments Portfolio				188,120,230	203,976,836	84.72%
Anchor Partner Interests
Anchor Partner Interests
Allied Strategic Partners Management, LP(4)				—	1,521,977
LoneTree Capital, LLC(4)				—	3,961,367
Total Anchor Partner Interests				—	5,483,344	2.28%
Cash Management Portfolio
Hedge Funds
Event Driven
BDCM Partners I, L.P.	NAM	2019		1,364,735	660,446
Fortelus Special Situations Fund Ltd.	GL	2019		—	2,331
Relative Value
Anomaly Capital, LP	GL	2021		—	—
King Street Capital, L.P.	NAM	2019		—	39,704
Magnetar Capital Fund LP	NAM	2020		—	47,781
PIPE Equity Partners, LLC(2)(4)	NAM	2003		3,252,147	—
PIPE Select Fund, LLC(2)(4)	NAM	2009		2,866,761	—
Stark Select Asset Fund, LLC	ROW	2018		—	19,934
The 1609 Fund Ltd.	NAM	2019	3,345	3,391,838	1,042,930
Valiant Capital Partners LP	NAM	2019		214,175	90,019
Total Hedge Funds(6)				11,089,656	1,903,144	0.79%

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Schedule of Investments, continued
March 31, 2025

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Cash Management Portfolio (continued)
Other Securities
Securities
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 10.66%, due 10/1/2031(1)(5)(7)	NAM	2019		$3,118,300	$272,849
Total Other Liquid Securities				3,118,300	272,849	0.11%
Total Cash Management Portfolio				14,207,956	2,175,994	0.90%
Total Investments				$202,328,186	$211,636,174	87.90%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2025 were $56,149,678.

All investments are non-income producing unless noted otherwise.

____________

*        The Geographic Regions are abbreviated as follows: Asia (AS), Europe (EU), North America (NAM), Global (GL), and Rest of World (ROW). The “Rest of World” geographic region represents an investment strategy to make investments domiciled outside of Asia, Europe or North America. The “Global” geographic region represents an investment strategy to make investments domiciled in various locations throughout the world including Asia, Europe, North America and/or the rest of the world.

          Refer to the Allocation of Investments in the unaudited section of the financial statements for the percent of Partners’ Capital by Asset Class.

(1)      Income producing investment.

(2)      Affiliated investments for which ownership exceeds 5% of the investment’s capital (see note 7).

(3)      Affiliated investments for which ownership exceeds 25% of the investment’s capital (see note 7).

(4)      Valued in good faith pursuant to procedures approved by the Board of Directors as of March 31, 2025. The total of all such investments represents 2.71% of partners’ capital.

(5)      CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

(6)      Restricted investments as to resale.

(7)      Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Operations
Year Ended March 31, 2025

Investment income
Dividend income (net of foreign tax withholding of $256,719)	$2,172,376
Interest income	2,872,999
Dividend income from affiliated investments	144,238
Interest income from affiliated investments	55,520
Total investment income	5,245,133
Expenses
Investment Management fees	2,245,699
Professional fees	608,090
Incentive fees	355,561
Administration fees	193,149
Interest expense	168,141
Directors’ fees	160,181
Partner reporting fees	133,125
Consulting fees	132,699
Custodian fees	26,538
Other expenses	218,638
Total expenses	4,241,821
Net investment income	1,003,312

Realized and unrealized gain (loss) from investments and foreign currency
Net realized gain (loss) from
Unaffiliated investments and foreign currency transactions	14,322,754
Affiliated investments	(141,275)
14,181,479
Net increase (decrease) in unrealized appreciation (depreciation) on
Unaffiliated investments and foreign currency translations	(229,414)
Affiliated investments	2,121,528
1,892,114
Net realized and unrealized gain (loss) from investments and foreign currency	16,073,593
Net increase in partners’ capital resulting from operations	$17,076,905

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statements of Changes in Partners’ Capital

	Year Ended March 31, 2025	Year Ended March 31, 2024
Increase in partners’ capital from operations
Investment income (loss) - net	$1,003,312	$(2,604,741)
Net realized gain from unaffiliated investments and foreign currency	14,322,754	7,695,114
Net realized gain (loss) from affiliated investments	(141,275)	56,026
Unrealized appreciation (depreciation) on unaffiliated investments and foreign currency	(229,414)	26,877,627
Unrealized appreciation (depreciation) on affiliated investments	2,121,528	(13,055,375)
Contributions	250,000	743,977
Withdrawals	(3,890,371)	(3,101,153)
Total increase	13,436,535	16,611,475
Partners’ Capital
Beginning of Year	227,333,289	210,721,814
End of Year	$240,769,824	$227,333,289

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Statement of Cash Flows
Year Ended March 31, 2025

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$17,076,905
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities
Purchases of investments	(42,752,300)
Proceeds from disposition of investments	24,704,497
Proceeds from return of capital of investments	27,194,127
Net realized (gain)/loss from unaffiliated investments and foreign currency	(14,322,754)
Net realized (gain)/loss from affiliated investments	141,275
Change in unrealized appreciation/depreciation from unaffiliated investments and foreign currency	229,414
Change in unrealized appreciation/depreciation from affiliated investments	(2,121,528)
Change in operating assets and liabilities
Receivable from investments sold	1,060,374
Prepaids and other assets	(59,865)
Investment Management Fees payable	(155,353)
Incentive fee payable	(338,522)
Interest payable	19,339
Administration fees payable	5,456
Payable to Directors	(22,116)
Accounts payable and accrued expenses	(130,744)
Net cash provided by operating activities	10,528,204
Cash flows from financing activities
Proceeds from line of credit	11,000,000
Contributions	250,000
Withdrawals, net of change in withdrawals payable	(3,890,370)
Net cash provided by financing activities	7,359,630
Net change in cash, cash equivalents and restricted cash	17,887,834
Cash and cash equivilents
Beginning of year	22,967,235
End of year	$40,855,069
Supplemental schedule of cash activity
Cash paid for interest	$168,141

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements
March 31, 2025

1.    Organization

The Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund invests primarily in global private assets through access to private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund allocates assets to investments, which include primary and secondary subscriptions or commitments to private partnerships managed by third-party investment managers (“Investment Managers”), as well as direct investments in the equity or debt of private or public companies (“Direct Platforms”).

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers, and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P., d/b/a Cypress Creek Partners (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Segment Reporting

During this reporting period, the Master Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted the disclosures on financial statements only and did not affect the Master Fund’s financial position or the results of the Master Fund’s operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Master Fund’s Adviser acts as the Master Fund’s CODM. The Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its defined investment strategy which is executed by the Master Fund’s portfolio managers. The financial information in the form of the Master Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with the information presented within the Master Fund’s financial statements and the financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “net assets” and significant segment expenses are listed on the accompanying statement of operations.

Use of Estimates

Preparing the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Foreign Currency

Assets and liabilities denominated in a foreign currency are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the Statement of Operations.

Investment Transactions and Related Investment Income

Investment transactions are recorded on a trade-date basis. Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is reported on the Statement of Operations. The purchase and sale of investments are also recorded on a trade-date basis, and any realized gain or loss from the transaction is recognized based on the first-in, first-out method.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Distributions are recorded based on the details provided with the distribution notice, as applicable. Dividends are accounted for on the ex-dividend date and interest is recorded on an accrual basis, including the amortization of premiums or accretion of discounts. Any distribution that is in excess of cumulative profits and losses is deemed a return of capital and is credited to the investment’s cost, rather than investment income. Withholding taxes on foreign dividends have been provided in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Investment Valuation

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. In general, the valuation of The Master Fund’s investments in Private Investment Funds are valued using NAV as a practical expedient calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”). The Master Fund’s Operating Company holdings, Anchor Partner Interests and other securities are fair valued by the Advisor.

The Board is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Adviser on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has delegated day-to-day management of the valuation process to the Adviser as the appointed Valuation Designee, which has established a valuation committee (the “Adviser Valuation Committee”) to carry out this function. The Valuation Designee is subject to the oversight of the Board. The Valuation Designee is responsible for assessing and managing key valuation risk, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the investment funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the investment funds exceeds 5% of partners’ capital of the Master Fund as of March 31, 2025.

As a general principle, the fair valuation of an investment should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an investment, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the investment if the Master Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the investment in accordance with the policies the Investment Manager has established, which may constitute the investment’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

Prior to the Master Fund making an investment, the Adviser’s Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Manager. As a general matter, investments selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value its investments at the net asset value (“NAV”) as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

The valuation procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser’s Valuation Committee, in accordance with the valuation procedures, determines in good faith best reflects fair value. Valuation methodologies which may be utilized include the public market methodology, private market methodology, analytical methodology (e.g., discounted cash flow analysis), and/or cost methodology. In addition, certain investments holding assets that may not vary widely on a near-term basis (for example, those holding certain private equity or real estate investments) may report values less frequently than other investments holding more liquid assets which may be anticipated to vary in value on a near-term basis. The Adviser, subject to oversight by the Board, will be responsible for ensuring that the valuation procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser’s Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser’s Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Adviser’s Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method, and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Master Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

While recent or planned transactions in primary and secondary investments in investment funds are considered as part of the determination of each investment’s fair value, generally the investment funds are valued based on the latest net asset value as reported by the third-party fund managers.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

If the net asset value of an investment in a private markets fund is not available at the time the Master Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private markets fund received by the Fund from a third-party manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Investment Manager.

Hierarchy of Fair Value Inputs

The Master Fund adheres to ASC 820 and determines fair value based on market assumptions that would be used to price an asset or liability in an orderly transaction between market participants. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•        Level 1—Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•        Level 2—Investments with other significant observable inputs

•        Level 3—Investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Further, private investment companies measured using net asset value (NAV) as a practical expedient are not categorized within the fair value hierarchy above. Refer to note 3 for further information.

Collateralized Loan Obligations

The Master Fund’s collateralized loan obligation (“CLO”) equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting, and recordkeeping requirements for RIC’s that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. As of March 31, 2025, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

3.    Fair Value Measurements

The Master Fund’s investments recorded at fair value have been categorized based on the fair value hierarchy described in the Master Fund’s significant accounting policies in Note 2. The following table presents information about the Master Fund’s investments measured at fair value as of March 31, 2025:

Investments	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
Hedge Fund
Event Driven	$—	$—	$—	$662,776	$662,776
Relative Value	—	—	—	1,240,368	1,240,368
Operating Companies
Buyout		—	964,640	—	964,640
Other Securities
Securities	—	272,849	—	—	272,849
Private Debt
Private Debt	—	—	—	11,588,315	11,588,315
Private Equity
Buyout	—	—	—	85,585,525	85,585,525
Growth Equity		—	—	21,801,553	21,801,553
Secondaries	—	—	—	3,329,845	3,329,845
Venture Capital				23,806,140	23,806,140
Real Assets
Infrastructure	—	—	—	22,213,695	22,213,695
Natural Resources	—	—	85,036	30,980,762	31,065,798
Real Estate	—	—	—	3,621,325	3,621,325
Anchor Partner Interests
Anchor Partner Interests	—	—	5,483,344	—	5,483,344
	$—	$272,849	$6,533,020	$204,830,305	$211,636,174

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance March 31, 2024	Transfers into Level 3	Transfers out of Level 3		Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales*		Balance as of March 31, 2025
Real Assets	$82,801	$—	$	(—)	$—	$2,235	$—	$	(—)	$85,036
Operating Companies	1,205,800	—		(—)	—	—	—		(241,160)	964,640
Anchor Partner Interests	1,363,000	—		(—)	—	4,120,344	—		(—)	5,483,344
	$2,651,601	$—	$	(—)	$—	$4,122,579	$—		$(241,160)	$6,533,020

____________

*       Sales include return of capital

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2025:

Investment Type	Fair Value March 31, 2025	Valuation Methodologies	Unobservable Input	Input Range
Real Assets	$85,036	Discounted NAV Per Share	Discount Rate	52.6% – 87.10%
Operating Companies	$964,640	Market Comparable companies Discount Cash Flow	Enterprise Value/EBITA Multiple	4.3 – 6.6x
Anchor Partner Interests	$5,483,344	Exit Multiple Method	Discount Rate	24.9% – 25% 4.4 – 4.7x

Increases in discount rates in the table above would generally result in decreases in the concluded fair value of an investment while increases in the multiples would result in increases in the concluded fair value of an investment.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Investment funds in which the Master Fund invests generally have limitations on liquidity which may result in limitations on redemptions/liquidity. Generally, investment funds held by the Master Fund do not provide formal withdrawal rights and are considered self-liquidating vehicles. Certain investments held by the Master Fund offer withdrawal rights ranging from monthly to annually, whereby, following a prescribed notice period, an investor may redeem all or a portion of its capital investment. A listing of the categories of investments held by the Master Fund (and their respective redemption-related attributes) as of March 31, 2025, is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Buyout(a)	Strategy targeting investments in established companies	$ 85,586	$ 19,346	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Event-Driven(b)	Strategy seeking to exploit pricing inefficiencies	663	N/A	N/A	Quarterly	45-90	Up to 5 years; potential early withdrawal fee; potential fund-/ investor-level gate; potential illiquid side pocket(s)
Growth Equity(c)	Strategy seeking to acquire significant minority positions in companies	21,802	19,690	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Infrastructure(d)	Strategy providing exposure to location-specific, monopolistic assets and companies with cash flow visibility	22,214	4,629	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Natural Resources(e)	Strategy providing exposure to/in relation to the production of key raw materials	31,066	8,378	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Private Debt(f)	Strategy involving investments in debt-oriented strategies	11,588	2,828	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Real Estate(g)	Strategy investing in land, structures, and other related assets	3,621	968	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Relative Value(h)	Strategy seeking to generate profits by capturing the spread between securities	1,240	N/A	N/A	Quarterly	30-120	Up to 5 years; potential early withdrawal fee; potential fund-/ investor-level gate; potential illiquid side pocket(s)
Secondaries(i)	Strategy providing exposure to acquisitions of existing interests or assets in primary funds	3,330	N/A	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Venture Capital(j)	Strategy providing exposure to new/growing businesses	23,806	311	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
		$204,916	$56,150

____________

*       The information summarized in the table above represents the general terms for the specified asset class. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most investment funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)     This category includes investments in established companies, often with the intention of improving operations and/or financial performance. Investments often involves the use of leverage. In addition, buyouts could include situations where there is a need to revitalize companies with poor financial performance or those that are experiencing operational difficulties.

(b)    This category includes investment strategies which seek to exploit pricing inefficiencies preceding or following corporate events such as bad news, distressed situations, mergers & acquisitions, recapitalizations, or spin-offs.

(c)     This category includes investments which typically involves acquiring significant minority positions in companies without the use of leverage. This category of investments include revenue-producing investee companies which are in a maturation stage with significant scope for growth and generally targets mid-to-long term investment horizons, similar to those seen with buyout funds.

(d)    This category includes investments which provide exposure to location-specific, monopolistic assets and companies which have cash flow visibility from primarily the essential services provided to society. Assets may generate predictable cash flows via contracts or concessions, which typically have a direct or indirect link to realized inflation. These investments include core, core-plus, debt, opportunistic, and value-added opportunities.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

(e)     This category includes investments which provide exposure to the production or aspects related to the production of key raw materials, including agriculture, energy, metals and mining, timberland, and water.

(f)     This category includes investments in debt-oriented strategies which aim to capture additional premiums and other correlations compared to traditional fixed income strategies. In addition, private debt will typically have a shorter duration profile than other private investments.

(g)    This category includes investments such as land and structures across industrial, residential, office, hospitality, retail, and other sectors across core, core-plus, debt, distressed, opportunistic, and value-added opportunities.

(h)    This category includes investment strategies which seek to generate profits by capturing the spreads between securities. Relative value funds often seek to use leverage to amplify their returns, including through the use of margin financing.

(i)     This category includes investments which provide exposure to primary investment funds acquired from existing limited partners at net asset value, at a premium, or at a discount.

(j)     This category includes investments which provide capital to new or growing businesses from early to expansion stage with perceived long-term growth potential.

The Adviser monitors investment fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of investment funds and the possible use of a credit facility, so that the Master Fund may cover any funding call by investment funds.

The following is a summary of the fair value as a percentage of partners’ capital, and liquidity provisions for investment funds constituting greater than 5% of the Master Fund’s partners’ capital as of March 31, 2025:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Tembo Capital Mining Fund III LP	6.33%

Tembo Capital Mining Fund III LP is a private equity fund seeking long term capital gains primarily by investing in both private and publicly listed junior exploration, development and mining companies.

			Yes	N/A	N/A
Allied Strategic Partners Fund I-A, LP	5.88%	Allied Strategic Partners Fund I-A, LP is a private equity fund that invests in marinas and related waterfront hospitality assets (inland and coastal).	Yes	N/A	N/A
Strattam Capital Investment Fund III, L.P.	5.57%

Strattam Capital Investment Fund III, L.P. is a private equity fund that focuses on making control equity investments in founder-led B2B software and technology services companies that primarily operate in North America

			Yes	N/A	N/A

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Chicago Pacific Founders Fund II, LP	5.35%	Chicago Pacific Founders Funds II, L.P., is a private equity fund that invests in companies in healthcare service delivery and senior living companies	Yes	N/A	N/A

4.    Investments in Portfolio Securities

For the year ended March 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $42,752,300 and $24,704,497 respectively.

5.    Partners’ Capital

Issuance of Interests

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933 (the “Securities Act”), or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

Allocation of Profits and Losses

For each fiscal period, net profits or net losses of the Master Fund are allocated among the capital accounts of all partners in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

Distribution Reinvestment Program

Pursuant to the Fund’s distribution reinvestment plan (the “DRP”), all distributions paid to a partner will be automatically reinvested and retained as part of the partner’s interest in the Fund unless a partner has elected not to participate in the DRP. Election not to participate in the DRP, and to have all distributions, if any, paid directly to the partner rather than having such distribution reinvested in the Fund, must be made by indicating such election in the subscription agreement or by notifying the Fund.

On October 31, 2024, the Master Fund paid a 2.5% distribution to partners based on capital balance. The distribution was either disbursed to partners in the form of cash or reinvested, depending on the partner’s election.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Repurchase of Interests

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the period, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

In late-2021, the Master Fund entered into a transition period of up to three years, during which time the Master Fund will offer limited liquidity (“Transition”). Following the completion of the Transition, the Adviser intends to review market levels of liquidity, including the consideration of (i) the reinstatement of regularly scheduled tender offers, (ii) an annual distribution, and (iii) a recurring small account liquidation program to mandatorily redeem small accounts on a periodic basis.

6.    Administration Agreement

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $100 million, 5 basis points on partners’ capital on the next 100 million, 4 basis points on the next 100 million, and 3 basis points on partners’ capital over 300 million. The administration fee is subject to an annual minimum fee of $125,000. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended March 31, 2025, was $193,149, of which $46,666 was outstanding as a payable at March 31, 2025.

7.    Investment Advisory Fees and Affiliated Transactions

Management Fee

In consideration for the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is equal to the fee schedule below on an annualized basis of the Master Fund’s partners’ capital based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears:

Partners’ Capital:	Management Fee (per annum):
First $150 million	1.00%
Next $250 million (up to $400 million)	0.90%
Next $300 million (up to $700 million)	0.80%
Next $300 million (up to $1,000 million)	0.70%
Next $250 million (up to $1,500 million)	0.60%
Amounts in excess of $1,500 million	0.50%

The Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended March 31, 2025, $2,245,699 was incurred for Management Fees, $192,978 was outstanding as a payable at March 31, 2025.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Incentive Fee

The Adviser is eligible to receive an incentive fee from the Master Fund representing 10% of the return of the Master Fund in excess of a 6% net return annually, based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually. The total incentive fee incurred for the year ended March 31, 2025, was $355,561 of which $355,561 was outstanding as a payable at March 31, 2025.

Placement Agents

The feeder funds may engage one or more placement agents (each, a “Placement Agent”) to solicit investments. On September 1, 2024 Vigilant Distributors, LLC a broker dealer, was engaged by the feeder funds to serve as Placement Agent. Prior to September 1, 2024 Foreside Financial Services, LLC, a broker-dealer, was engaged by the feeder funds to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Affiliated Investments

As of March 31, 2025, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. The activity resulting from these investments, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity for the year ended March 31, 2025) is shown below:

Affiliated Investment	Fair Value 3/31/2024	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/2025	Income
Ownership exceeds 5% of the investment’s capital:
Allied Strategic Partners Fund I-A, LP	$9,902,766	$7,346,739	$(3,453,038)	$—	$369,179	14,165,646	$—
Colbeck Strategic Lending Onshore Feeder, LP	3,407,174	—	(188,551)	—	(132,278)	3,086,345	55,520
Energy Ventures IV LP	10,307,617	360,339	—	—	(2,662,771)	8,005,185	—
KF Partner Investments Fund III LP	2,634,733	26,275	56,021	(141,275)	33,623	2,609,377	14,662
LoneTree I, L.P.	5,660,185	4,671,072	—	—	888,685	11,219,942	—
PIPE Equity Partners, LLC	—	—	—	—	—	—	—
PIPE Select Fund, LLC	—	—	—	—	—	—	—
PSF I Jax Metro Holdings, LLC	—	107,625	—	—	(107,625)	—	—
Strattam Capital Investment Fund III, L.P.	7,073,932	5,614,999	—	—	724,390	13,413,321	—
Strattam Co-Invest Fund VI, L.P.	991,643	—	—	—	(165,476)	826,167
Viburnum Equity 4, LP	7,755,072	960,226	(48,167)	—	513,469	9,180,600	129,576
YTM6, LLC	7,025,539	222,597	—	—	(556,965)	6,691,171	—
Total	54,758,661	19,309,872	(3,633,735)	(141,275)	(1,095,769)	69,197,754	199,758

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Affiliated Investment	Fair Value 3/31/2024	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/2025	Income
Ownership exceeds 25% of the investment’s capital:
CRC (Atria) Investment Holdings, L.P.	4,190,416	1,841,091	—	—	635,525	6,667,032	—
CRC (Cresso) Investment Holdings, L.P.	—	5,000,000	—	—	(219)	4,999,781	—
Live Oak III-B SPV	—	3,302,217	—	—	337,807	3,640,024	—
Strattam Co-Invest Fund IX, L.P.	4,165,321	3,705,341	—	—	832,258	8,702,920	—
Strattam Co-Invest Fund XI, L.P.	—	3,606,339	—	—	1,769,382	5,375,721	—
Tembo Capital Co-Investment Partners I, LP	7,901,337	—	—	—	(357,456)	7,543,881	—
Total	16,257,074	17,454,988	—	—	3,217,297	36,929,359	—
Total Affiliated Investment	$71,015,735	$36,764,860	$(3,633,735)	$(141,275)	$2,121,528	$106,127,113	$199,758

____________

*       Sales include return of capital

8.    Income Taxes

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2025, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

The cost of the Master Fund’s underlying investments for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099, or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and, as a result, the Master Fund is unable to calculate the year-end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of March 31, 2025, was $202,328,186 resulting in accumulated net unrealized appreciation of $9,307,988, consisting of $69,204,058 in gross unrealized appreciation and ($59,896,070) in gross unrealized depreciation.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

9.    Fund Borrowing

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions, and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including, for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” investment funds in which the Master Fund invests. Investment funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by investment funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such investment funds, other than for some investment funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some investment funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real assets funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Texas Capital Bank on August 8, 2023. Effective August 8, 2024, the Credit Agreement was extended for an additional one year term expiring on August 8, 2025. The terms of the Credit Agreement provide a $25,000,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The Credit Agreement provides for a commitment fee of 0.50% per annum on unused capacity (0.25% if credit line utilization is in excess of 50%). The credit facility’s interest rate is variable in nature and can include an additional fixed rate depending on the variable reference rate applied per the terms of the credit agreement. The variable reference rates can include SOFR, the Prime Rate or the Federal Funds Rate as defined in the agreement. At March 31, 2025, the outstanding balance was $11,000,000 at an effective interest rate of 7.17%.

10.  Financial Highlights

	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Period Ended March 31, 2022*	Year Ended December 31, 2021	Year Ended December 31, 2020
Net investment loss to average partners’ capital(1)	0.43%		(1.22)%		(0.31)%	(1.28)%	(1.13)%	(1.05)%
Expenses to average partners’ capital(1),(2)	1.82	%(3)	2.07	%(3)	1.47%	1.63%	1.69%	1.67%
Portfolio turnover	12.01%		13.16%		9.95%	1.25%	29.70%	7.58%
Total return(4)	7.57%		9.10%		(3.78)%	0.55%	7.96%	11.62%
Partners’ capital, end of period (000s)	$240,770		$227,333		$210,722	$222,102	$222,756	$220,737

An investor’s return and operating ratios may vary from those reflected based on the timing of capital transactions.

____________

*       The Master Fund changed its fiscal year end from December 31 to March 31. This period represents the 3-month period from January 1, 2022, to March 31, 2022.

(1)    Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios are annualized for periods less than 12 months.

(2)    Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.

(3)    For the year ended March 31, 2025 and March 31, 2024, the expense ratio includes incentive fees of 0.15% and 0.33%, respectively.

(4)    The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the period, not annualized for periods less than 12 months.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

11.  Investment-Related Risks

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any investment fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an investment fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an investment fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an investment fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the investment funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

Secondary Investment Risk

The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Secondary Investments Involving Syndicates Risk

The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Master Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Highly Volatile Markets Risk

The prices of an investment fund’s underlying investments, and therefore the NAV of the Master Fund’s interests, can be highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an investment or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., investments also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

Prepayment And Extension Risk

Due to a decline in interest rates or an excess in cash flow, borrowers may pay back principal before the market anticipates such payments. As a result, the Master Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the Master Fund’s potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the weighted average weighted maturity of investments to fluctuate and may require investments to invest the resulting proceeds at lower interest rates. Income from the investment’s debt securities portfolio will decline if and when the investment invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the investment’s portfolio. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by Investments. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Master Fund invests, which in turn could negatively impact the Master Fund’s performance and cause losses on a limited partners’ investment in the Master Fund. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Since the Master Fund and the investment funds it invests in may purchase securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Master Fund to lose money and may affect the Fund’s NAV. Moreover, in order to enforce its rights in the event of a default, bankruptcy or similar situation, the Master Fund may be required to retain legal or similar counsel, which may increase the Master Fund’s operating expenses and adversely affect the Master Fund’s NAV.

Foreign Currency Transactions and Exchange Rate Risk

Investments and the Master Fund may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. investments may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an investment has agreed to buy or sell, or to hedge the U.S. dollar value of securities the investment already owns. The investments also may engage in

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an investment’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investments to hedge against currency fluctuations, but the investments are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Corporate Event Risk

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the investments or that the investments will not incur substantial losses.

Issuer Risk

The issuers of securities acquired by investments sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investments may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Model and Data Risk

Some investments, and the Adviser with regard to certain investments, may rely on quantitative models (both proprietary models developed by the Adviser, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Notes to Financial Statements, continued
March 31, 2025

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Programming and Modeling Error Risk

The research and modeling process engaged in by some Investment Managers and in certain cases by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Master Fund’s performance.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Master Fund invests may trade various derivative securities and other financial instruments and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these investment funds is limited to the value of its investment in such investment funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

12.  Subsequent Events

Management of the Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, and there were no subsequent events that needed to be disclosed other than those events that have been disclosed elsewhere in these financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information
March 31, 2025
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Cypress Creek Private Strategies Master Fund, L.P., the Cypress Creek Private Strategies Registered Fund, L.P., the Cypress Creek Private Strategies Institutional Fund, L.P, and the Cypress Creek Private Strategies TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”), an annual retainer of $35,000 paid quarterly. There are currently four Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Cypress Creek Private Strategies Funds, 712 W. 34th Street, Suite 201, Austin, TX 78705. The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free 1-800-725-9456.

Interested Director

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
William P. Prather, III Year of birth: 1982	Director, Principal Executive Officer (Since 2021)	Cypress Creek Partners (Investment Management) – Chief Executive Officer and Founder (2019 – Current); University of Texas/Texas A&M Investment Management Company (Endowment – Investment Management) – Head of Infrastructure and Natural Resources (2014 – 2019).	7	MTi Group Ltd (Director) from 2019 to January 2023.

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2025
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Graeme Gunn Year of birth: 1967	Director (Since 2021)	SL Capital Partners LLP; Partner.	7	3 Bridges Capital; Director; Sport Maison Limited; Director.
Victor L. Maruri Year of birth: 1952	Director (Since 2021)	Managing Partner, HCP Management Co., LLC (investment company).	7

HCP ED Holdings (holding company) (since 2010); HPE II (investment company) (since 2008); MIAT College, Inc. (2014 – 2021) (trade school); Taylor College Inc. (trade school) (2013 – 2021); Career Training Academy (trade school) (2011 – 2020).

David Munoz Year of birth: 1974	Director (Since 2021)	President and CEO of financial services company. Advisor to multiple financial services companies.	7

Deltec International Group; Deltec Bank & Trust Limited; International Financial Services Group Limited; International Financial Services Group SA/CV; Deltec Investment Advisers Limited; Deltec Fund Services; Deltec U.S. Holdings Inc.; Deltec Wealth Management LLC; Deltec Securities Ltd.; Deltec Capital Limited; Long Cay Captive Insurance Management; Halcyon Life Insurance Limited.; Access Personal Finance LLC; Global Clearing & Settlement Assurance LLC.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2025
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Carl Weatherley-White Year of birth: 1962	Director (Since 2021)	Managing Director, Greenbacker Capital (investment company) (since 2024); Managing Director, Advantage Capital (investment company) (since 2019 – 2024); Chief Executive, Hoosier Solar Holdings, LLC (solar development company) (Since 2020); Chief Executive, VivoPower Holdings (solar development company) (from 2016 to 2019).	7

____________

(1)    The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Frederick C. Teufel, Jr. Year of birth: 1959	Principal Financial Officer, Chief Compliance Officer and Treasurer (Since 2024).	Director – Vigilant Compliance, LLP since 2020; Visiting Professor of Accounting, Saint Joseph’s University, Philadelphia, PA (2015 – 2021).
J. Henry Glenn Year of birth: 1988	Secretary (Since 2023).	Managing Director – Cypress Creek Partners (2021 – present); Associate Director – University of Texas/Texas A&M Investment Management Company (2016 – 2021).

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2025
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of March 31, 2025.

Asset Class(1)	Fair Value	%
Anchor Partner Interests	$5,483,344	2.59
Buyout	86,550,165	40.90
Event Driven	662,777	0.31
Growth Equity	21,801,553	10.30
Infrastructure	22,213,695	10.50
Natural Resources	31,065,798	14.68
Private Debt	11,588,315	5.48
Real Estate	3,621,325	1.71
Relative Value	1,240,368	0.59
Secondaries	3,329,845	1.57
Securities	272,849	0.13
Venture Capital	23,806,140	11.24
Total Investments	$211,636,174	100.00

____________

(1)    The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreements

At an in-person meeting held on February 6, 2025 (“Meeting”), the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” as defined under the 1940 Act (“Independent Directors”), considered and unanimously approved the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors met on January 29, 2025 (“Pre-Meeting”), to discuss the responses with the Adviser, and also met in executive session prior to the Meeting to review and discuss aspects of the materials. At both the Pre-Meeting and the Meeting, at the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors at the Meeting reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the Advisory

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2025
(Unaudited)

Agreement. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided.    With respect to the Investment Advisory Agreements, the Board considered: the Adviser’s considerable restructuring of the portfolio’s more liquid portion, the Adviser’s views on the legacy portfolio and the Adviser’s new portfolio investment activity, all within the scope of the Funds’ investment mandate; the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s disciplined investment approach, including continued new private equity investments, and commitment to investment principles; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Investment Advisory Agreements. The Board also concluded that the Adviser would be able to provide during the coming year management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Funds.    The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance. The Board noted the Funds’ objective of seeking consistent long-term appreciation across a market cycle in light of the continuing constraints on private market exits and liquidity events, and the resulting impact on older private fund investments remaining in the portfolio. The Board reviewed information on the performance of other registered investment funds of private funds and various indices, including the relevance of various indices. The Board also considered various performance reports received throughout the year. The Board noted the Adviser’s efforts in restructuring the portfolio since becoming the investment adviser, its oversight of remaining legacy assets and the Adviser-sourced assets in the portfolio. The Board concluded that the Adviser was able to implement its strategies effectively for the Funds in the context of difficult private markets. Based on the Directors’ assessment, the Directors concluded that the Adviser is capable of generating a level of long-term investment performance in keeping with the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability.    In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique nature, for an investment company, of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the overall relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.    The Board noted that the Agreements have base management fee breakpoints as the level of Fund assets increase and the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes that had been implemented, and the competitive nature of the investment company market as relevant to the Fund. The Board noted the performance fee portion of the fee during the period. The Board also noted that it would have the opportunity periodically to re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Supplemental Information, continued
March 31, 2025
(Unaudited)

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund.    The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations.    The Board determined that the Adviser has made an entrepreneurial and substantial commitment to investment monitoring and investment decision-making and the provision of investor service, and maintained the financial, compliance and operational resources and oversight reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

Form N-PORT Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Fund’s Form N-PORTs are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Directors of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Privacy Policy
(Unaudited)

FACTS	WHAT DOES CYPRESS CREEK PARTNERS[1] (“CCP”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social security number

•   Income

•   Assets

•   Account balances

•   Wire transfer instructions

•   Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCP chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCP Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call CCP at (512) 660-5146

____________

1        Endowment Advisers, L.P., d/b/a Cypress Creek Partners

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

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Page 2
Who we are
Who is providing this notice?	This notice pertains to CCP, the registered and private funds it manages (as follows), and each funds’ general partner.
• The Endowment PMF Master Fund, L.P.
• The PMF Fund, L.P.
• PMF TEI Fund, L.P.
• PMF Offshore TEI Fund, Ltd.
• Cypress Creek Private Strategies Master Fund, L.P.
• Cypress Creek Private Strategies Registered Fund, L.P.
• Cypress Creek Private Strategies TEI Fund, L.P.
• Cypress Creek Private Strategies Institutional Fund, L.P.
• Cypress Creek Private Strategies Domestic Fund, L.P.
• Cypress Creek Private Strategies Offshore TEI Fund, Ltd.
• Cypress Creek Private Strategies Onshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Fund, L.P.
• Cypress Creek Private Strategies Offshore Blocker Fund, LLC
• CCP Coastal Redwood Fund, L.P.
• CCP Sierra Redwood Fund, L.P.
• Marinas I SPV LLC
• CCP GP Fund LLC
• CCP Trinity Aquifer LLC – Hive I
• CCP Trinity Aquifer LLC – Nickel I
• CCP Dawn Redwood Fund, L.P.
What we do
How does CCP protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCP collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Enter into an investment advisory contract
• Seek financial advice
• Make deposits or withdrawals from your account
• Provide account information
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.

Privacy Policy, continued
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Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • CCP does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • CCP does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • CCP does not jointly market.
Other important information
n/a

Investment Adviser

Endowment Advisers, L.P. d/b/a Cypress Creek Partners

Administrator and Transfer Agent

UMB Fund Services, Inc.

Custodian

UMB Bank, N.A.

Independent Registered Public Accounting Firm

RSM US LLP

Legal Counsel

K&L Gates LLP

Item 1. Reports to Stockholders Continued.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 19(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl Weatherley-White, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Fiscal Year March 31, 2025	Fiscal Year March 31, 2024
Audit Fees	$12,598	$11,000
Audit-Related Fees	$0	$0
Tax Fees	$171,140	$74,625
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Fiscal Year March 31, 2025	Fiscal Year March 31, 2024
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fiscal Year March 31, 2025	Fiscal Year March 31, 2024
$0	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”)

The Endowment PMF Master Fund, L.P. (the “PMF Master Fund”)

Cypress Creek Private Strategies Registered Fund, L.P. (the “Registered Fund”)

Cypress Creek Private Strategies TEI Fund, L.P. (the “TEI Fund”)

Cypress Creek Private Strategies Institutional Fund, L.P. (the “Institutional Fund”)

PMF Fund, L.P. (the “PMF Fund”)

PMF TEI Fund, L.P. (the “PMF TEI Fund”)

(collectively, the “Funds”)

Proxy Voting Policies and Procedures

Background

The Investment Company Act of 1940 (the “IC Act”) requires that an investment company registered under the IC Act (“RIC”) disclose in its registration statement a description of its adopted policies and procedures that the it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the RIC uses when a vote presents a conflict between the interests of shareholders, on the one hand, and those of the RIC’s investment adviser; principal underwriter; or any affiliated person of the RIC, its investment adviser, or its principal underwriter, on the other.

A RIC is also required to include in its registration statement any policies and procedures of its investment adviser, or any other third party, that the RIC uses, or that are used on the RIC’s behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the IC Act requires a RIC to file with the SEC an annual record of proxies voted by the RIC on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each RIC’s proxy voting record for the most recent twelve-month period ending June 30. A RIC must also state in its disclosure documents (in its registration statement and shareholder reports) that information regarding how the RIC voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the RIC’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a RIC discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the RIC (or financial intermediary through which shares of the RIC may be purchased or sold) receives a request for this information, the RIC (or financial intermediary) must send the information disclosed in the RIC’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a RIC discloses that its proxy voting record is available on or through its website, the RIC must make available free of charge the information disclosed in the RIC’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the RIC’s most recently filed report on Form N-PX must remain available on or through the RIC’s website for as long as the RIC remains subject to the requirements of Rule 30b1-4 and discloses that the RIC’s proxy voting record is available on or through its website.

This policy and procedures outline obligations for disclosure and filing requirements that are performed on behalf of the Funds by the Fund Administrator.

Policies and Procedures

It is the policy of the Funds that proxies should be voted in the interest of the shareholders of the appropriate Fund, as determined by those who are in the best position to make this determination.

The Master Fund and PMF Master Fund invest in a broad portfolio consisting primarily of private partnerships, limited liability companies or similar entities managed by third-party investment managers (“Investment Funds”). The Master Fund also makes direct investments for hedging purposes, to hedge existing exposure to an asset class or strategy, or to gain access to an investment opportunity, an asset class, or a strategy in a cost-effective manner. To the extent that the Master Fund or PMF Master Fund receive notices or proxies from Investment Funds or other portfolio securities or holds securities in a separate account, the Board has delegated proxy voting responsibilities with respect to the Master Fund’s and PMF Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight. The Adviser has agreed to vote the proxy ballots received on behalf of the Funds and will vote such proxies in accordance with its proxy voting policies and guidelines which are included in the Adviser’s compliance manual and reviewed by the Board at least annually.

The Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund invest substantially all of their respective assets in the Master Fund or PMF Master Fund. With respect to proxies issued by the Master Fund and PMF Master Fund, the Board of the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund retains proxy voting authority. After receiving a proxy issued by the Master Fund or PMF Master Fund, the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund will hold a meeting of its shareholders to obtain instructions for voting with respect to the matter presented by the Master Fund or PMF Master Fund.

Registration Statement

The Funds will describe the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. The Funds will also state how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. Such disclosure must also include procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other; and a description of the proxy voting guidelines used by the Adviser to vote proxies relating to portfolio securities. As such, the Adviser’s proxy voting guidelines are provided in the Funds’ registration statement.

Form N-CSR

When filing the annual report on Form N-CSR, the Funds will describe the policies and procedures that the Funds and Adviser use to determine how to vote proxies relating to portfolio securities. A copy of such policies and procedures themselves may be included.

Annually, through the review of the Funds’ Form N-CSR, the Adviser will review the disclosures and identify whether the Adviser’s Proxy Voting Procedures and Guidelines are current.

Form N-PX

The Funds are required to disclose annually the Funds’ complete proxy voting record on Form N-PX, which provides information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th. Form N-PX must be filed annually, no later than August 31 of each year. The Adviser is responsible for ensuring that appropriate documentation and controls for voting and reporting of proxy votes is maintained in order to file the Form N-PX. The Adviser shall work with the Fund Administrator in filing the Form N-PX with the SEC.

Reports to the Board

The Adviser shall annually review the Funds’ registration statement to ensure that disclosures in the registration statement adequately and accurately describe the Adviser’s proxy voting policy and procedures. Updated policies and procedures for the voting of proxies shall be provided to the Board upon any material change and in any event, no less frequently than annually.

Books and Records

The Adviser shall (i) maintain such records and provide such voting information as is required for the Funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) provide such additional information as may be requested, from time to time, by the Board or the CCO. The Funds rely upon the Fund Administrator to prepare and make filings on Form N-PX. The Adviser shall assist the Fund Administrator, if applicable by providing information regarding any proxy votes made for the Funds within the most recent 12-month period ending June 30.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William P. Prather III is responsible for the day-to-day management of the Fund’s portfolio. Cypress Creek Private Strategies Master Fund, L.P., Cypress Creek Private Strategies Institutional Fund, L.P., Cypress Creek Private Strategies Registered Fund, L.P., and Cypress Creek Private Strategies TEI Fund, L.P. are registered investment companies.

Mr. Prather is the Principal Executive Officer and Portfolio Manager of the Fund Complex since 2021 (the “Principal”). Mr. Prather is a Founding Partner of CCP Operating, LLC (since 2020) and was previously Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019). Mr. Rincon has served as Portfolio Manager of the Fund Complex since 2021.

The Adviser and certain other entities controlled by the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Prather, who is primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2025: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Prather and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William Prather III
Registered investment companies	1	$—	—	$—
Other pooled investment companies	7	$99,548,457	6	$99,226,912
Other accounts	—	$—	—	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Prather, a Founding Partner of CCP Operating, LLC, indirectly owns equity interests in the Adviser. In addition, Mr. Prather receives compensation based on objective and subjective performance assessments of his work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of March 31, 2025 by the Portfolio Manager.

Portfolio Manager	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William P. Prather III	None	$100,001-$500,000	None	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cypress Creek Private Strategies Registered Fund, L.P.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	June 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	June 4, 2025

By (Signature and Title)	/s/ Frederick C. Teufel, Jr.
Frederick C. Teufel, Jr.
Principal Financial Officer

Date:	June 4, 2025